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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                          Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2012 through December 31, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                       Pioneer Growth
                       Opportunities Fund

--------------------------------------------------------------------------------
                       Annual Report | December 31, 2012
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A     PGOFX
                       Class B     GOFBX
                       Class C     GOFCX
                       Class R     PGRRX
                       Class Y     GROYX

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         24

Notes to Financial Statements                                                33

Report of Independent Registered Public Accounting Firm                      42

Approval of Investment Advisory Agreement                                    44

Trustees, Officers and Service Providers                                     48

                  Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 1

President's Letter

Dear Shareowner,

Pioneer has been cautiously optimistic about the U.S. economy from the start of the year, and the data continues to be encouraging. Employment continues to rise, albeit slowly, and we believe it should continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather improves in 2013, that should help to bring food prices back down. While corporate profit growth has slowed, many U.S. companies still have strong balance sheets and continue to display the ability to both pay and increase dividends*.

While the so-called "fiscal cliff" scheduled to take effect at year-end dominated the media in December--and while no deal was struck before markets closed for the year--investors who owned financial assets like equities and high-yield corporate bonds generally enjoyed good returns in 2012. The Standard & Poor's 500 Index returned 16% in 2012, and the Bank of America Merrill Lynch High Yield Master II Index returned 15.6%. Meanwhile, the higher-quality Barclays Capital Aggregate Bond Index gained 4.2% for the year, the safer-still Barclays Capital Intermediate Treasuries Index returned 3.9%, and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.1% in 2012.

Despite generally improving economic conditions and positive market returns in 2012, investors still face daunting challenges in the year ahead, although we remain optimistic that the underlying economic trends are moving in the right direction. The year-end "fiscal cliff" deal did not eliminate the risk of further tax increases or spending cuts, nor did it eliminate the risk that the U.S. could face further downgrades to its credit rating from one or more of the major ratings agencies. The Federal Reserve Board continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress towards dampening its sovereign-debt crisis, but has not resolved the problem as yet; the region also was mired in a recession as 2012 drew to a close. In Asia, Japan continues to struggle with low economic growth,

*   Dividends are not guaranteed.

2 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 deflation, high levels of debt, and an aging population. In the emerging markets, China and other developing economies, while generally in better shape than most "developed" markets, also face a range of ongoing challenges.

While most of the risks outlined above are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility tied to these factors.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

In 2013, Pioneer proudly celebrates its 85th anniversary. Since 1928, our investment teams have sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 3

Portfolio Management Discussion | 12/31/12

In the following interview, Brian Stack discusses the factors that influenced the performance of Pioneer Growth Opportunities Fund during the 12-month period ended December 31, 2012. Mr. Stack, senior vice president and portfolio manager at Pioneer, is responsible for the daily management of the Fund.

Q   How did the Fund perform during the 12 months ended December 31, 2012?

A Pioneer Growth Opportunities Fund's Class A shares returned 6.58% at net asset value during the 12 months ended December 31, 2012, while the Fund's benchmark, the Russell 2000 Growth Index (the Russell Index), returned 14.59%. During the same period, the average return of the 526 mutual funds in Lipper's Small Cap Growth Funds category was 13.09%.

Q What were the primary reasons for the Fund's underperformance of the Russell Index during the 12 months ended December 31, 2012?

A The past fiscal year was a challenging time for us in managing the Fund, as the stock selection process we employ turned out to be not very well-suited to the broader market environment which prevailed during the 12-month period.

    We employ a "growth at a reasonable price" (GARP) discipline in managing the Fund. GARP targets what we believe to be attractively priced companies with above-average growth potential, defensible business models, solid competitive positions, and innovative products or other growth drivers that can prevail even in an uncertain economic environment. The GARP approach did not work out particularly well for the Fund over the past year, but we still believe it to be an effective investment approach over the long term.

    Within the small-cap space in particular, the 12-month period was characterized by the outperformance of slower-growing firms with higher levels of leverage on their balance sheets, while companies with faster-growing earnings and what we believed to be better overall fundamentals lagged the overall small-cap market.

    Our GARP stock selection process for the Fund was least effective in the information technology sector during the 12-month period, but the portfolio's underweight in real estate investment trusts (REITs) also weighed on benchmark-relative performance, as did not owning some early-stage biotechnology stocks that benefited from either the release of positive clinical data or new drug approvals from the Food and Drug Administration (FDA). Historically, the portfolio has not had significant exposure to REITs or to early-stage biotechnology stocks, and that long-standing practice hurt relative performance over the 12-month period.

4 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

Q What specific portfolio holdings had the biggest negative effects on the Fund's performance during the 12 months ended December 31, 2012?

A The individual Fund holding that detracted the most from performance during the period was Spirit AeroSystems, a manufacturer of commercial fuselages and wing systems. We purchased the stock based on a vibrant commercial aerospace cycle and the company's ongoing effort to diversify its customer base beyond its former parent company, Boeing. During the period, however, Spirit encountered cost overruns in multiple manufacturing programs, shaking our confidence in management's control systems. Another underperformer during the 12-month period was the Fund's position in the mall-based retailer Express. We liked the company's management and its "test-and-react" strategy aimed at helping Express stay ahead of fashion trends with its young-adult customers. Two quarterly earnings disappointments, however, shook our confidence in the company's strategy. We eliminated both Spirit AeroSystems and Express from the portfolio before the end of the period.

A position in Questcor Pharmaceuticals likewise detracted from the Fund's performance during the 12-month period. Questcor is a specialty pharmaceutical company with a single, fast-growing product (Acthar Gel) that is used to treat three separate diseases of the central nervous system. Late in the third quarter of 2012, health insurer Aetna announced that new prescriptions for Acthar Gel would require explicit prior approval - potentially restricting future sales growth. We had already sold a large portion of the Fund's position in Questcor, but the sharp decline in the stock's price after Aetna's announcement caused the portfolio's remaining weighting in Questcor to detract meaningfully from performance. We chose to sell the balance of the Fund's Questcor position, as we believe uncertainty will continue to have an effect on the company's stock for the foreseeable future.

Q What sector allocations or individual securities aided the Fund's performance during the 12 months ended December 31, 2012?

A Health care was home to a number of the Fund's leading performance contributors during the past year. The top performer in the portfolio within health care was Catalyst Health Solutions, which was acquired by SXC Health Solutions. We held on to the Fund's shares in the combined company, which is now called Catamaran Corporation, and that decision further helped performance as the stock continued to gain ground following the merger. We sold the Fund's position in Catamaran late in the fiscal year after the stock reached our price target.

    The portfolio's position in professional staffing provider On Assignment also posted strong gains during 2012. With so much uncertainty lingering regarding the general economic outlook, many employers have been

                  Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 5 choosing to hire temporary information technology and health care professionals rather than staffing open positions with full-time employees, and that practice has boosted On Assignment's performance.

    The Fund also benefited from exceptionally strong stock selection in the energy sector during the period. One reason for the Fund's strong showing in the sector was a position in Cabot Oil & Gas. Cabot, a low-cost producer of natural gas, features the best production growth profile in the industry. The company has shown the ability to grow, even with the currently depressed price of natural gas, and we believe it can continue to do so as natural gas prices slowly improve due to increased demand and limited production growth. Cabot remains a top holding in the Fund as of year-end.

Q   Broadly speaking, how was the Fund positioned as of December 31, 2012?

A Keeping in mind that the Fund's sector weights are a residual effect of our bottom-up security selection process, energy represented the portfolio's largest sector overweight relative to the benchmark as of year-end, followed by health care and materials. The Fund's overweight to energy stemmed mainly from positions in natural gas stocks. The natural gas industry as a whole has delivered weak performance in recent years as an unfavorable balance of supply and demand has weighed on the commodity. If the price of natural gas begins to recover, however, those companies stand to benefit. We expect that the longer-term demand for natural gas will be boosted by the development of an export market for the commodity, and by increased domestic demand from utilities and U.S. manufacturers.

    Consumer stocks, financials, and industrials represented the Fund's largest sector underweights relative to the Russell Index as of December 31, 2012. Consumer stocks generally performed very well in 2012, and many stocks in the group entered 2013 with what we feel are elevated valuations, even as higher tax rates and continued uncertainty in the job market continue to threaten future consumer spending levels.

    During the second half of the Fund's fiscal year, we reduced the portfolio's weighting to information technology and also reduced the number of holdings in companies whose growth potential, in our opinion, may be poorly understood by investors at the present time. We also reduced the portfolio's positions in companies that are facing short-term challenges. While the Fund has, in the past, realized strong performance from ownership of such an eclectic array of stocks, those types of holdings found little favor in the market environment that characterized the 12-month period ended December 31, 2012.

Q   How would you characterize your outlook as we head into 2013?

A Despite the potential short-term economic and political challenges still facing the markets, we hold a positive view on the outlook for stocks in 2013. Both home prices and homebuilding activity appear to have found a bottom, which should contribute to improved consumer sentiment. Our

6 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 optimism about the longer-term outlook for equities is supported by what we believe are attractive stock valuations relative to other asset classes. We note that small-cap valuations, while above average, remain well below recent highs, and that the rate of profit growth for small-cap companies appears to be accelerating.

    We are maintaining our focus on adding value to the Fund through individual stock selection. While 2012 was a difficult year for the Fund in terms of benchmark-relative performance, we believe investors will begin looking past broad, macroeconomic factors and return their focus to individual stock fundamentals in the year ahead. While it can be difficult to outperform in a momentum-driven market, we believe, ultimately, that stocks of companies with consistent earnings and reasonable valuations will be rewarded. We believe the portfolio is well-positioned to build on its long-term track record in the months and years ahead.

    Note to shareholders: Pioneer's Board of Trustees has approved the reorganization of Pioneer Select Mid Cap Growth Fund into Pioneer Growth Opportunities Fund. It is expected that the reorganization will be completed in April or May 2013. The combined fund will have the same investment strategies and policies as, and be managed by the management team of, Pioneer Select Mid Cap Growth Fund (led by Ken Winston, vice president and portfolio manager at Pioneer). It is anticipated that the performance history of the combined fund will be that of Pioneer Select Mid Cap Growth Fund. The combined fund will be named Pioneer Select Mid Cap Growth Fund.

Please refer to the Schedule of Investments on pages 17-23 for a full listing of Fund securities.

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

                  Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 7

Portfolio Summary | 12/31/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         95.1%
International Common Stocks                                                 3.9%
Depository Receipts for International Stocks                                1.0%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health Care                                                                23.1%
Information Technology                                                     20.5%
Industrials                                                                16.4%
Consumer Discretionary                                                     14.5%
Energy                                                                     10.8%
Materials                                                                   5.9%
Financials                                                                  5.2%
Consumer Staples                                                            3.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.   Cabot Oil & Gas Corp.                                                2.50%
--------------------------------------------------------------------------------
 2.   Jazz Pharmaceuticals Plc                                             2.11
--------------------------------------------------------------------------------
 3.   WR Grace & Co.                                                       1.78
--------------------------------------------------------------------------------
 4.   Quidel Corp.                                                         1.76
--------------------------------------------------------------------------------
 5.   Salix Pharmaceuticals, Ltd.                                          1.70
--------------------------------------------------------------------------------
 6.   Gartner, Inc.                                                        1.56
--------------------------------------------------------------------------------
 7.   On Assignment, Inc.                                                  1.54
--------------------------------------------------------------------------------
 8.   Cinemark Holdings, Inc.                                              1.51
--------------------------------------------------------------------------------
 9.   Joy Global, Inc.                                                     1.42
--------------------------------------------------------------------------------
10.   ViroPharma, Inc.                                                     1.42
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

Prices and Distributions | 12/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       12/31/12                       12/31/11
--------------------------------------------------------------------------------
           A                          $28.34                         $26.59
--------------------------------------------------------------------------------
           B                          $23.44                         $22.31
--------------------------------------------------------------------------------
           C                          $23.96                         $22.68
--------------------------------------------------------------------------------
           R                          $28.07                         $26.43
--------------------------------------------------------------------------------
           Y                          $29.51                         $27.55
--------------------------------------------------------------------------------

Distributions per Share: 1/1/12-12/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment          Short-Term          Long-Term
         Class           Income             Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A             $ --                  $ --                 $ --
--------------------------------------------------------------------------------
           B             $ --                  $ --                 $ --
--------------------------------------------------------------------------------
           C             $ --                  $ --                 $ --
--------------------------------------------------------------------------------
           R             $ --                  $ --                 $ --
--------------------------------------------------------------------------------
           Y             $ --                  $ --                 $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Russell 2000 Growth Index measures the performance of U.S. small-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses, or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-14.

                  Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 9

Performance Update | 12/31/12                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund at public offering price, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of December 31, 2012)
--------------------------------------------------------------------------------
                        Net Asset     Public Offering
Period                  Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
10 Years                7.82%         7.18%
5 Years                 2.80          1.59
1 Year                  6.58          0.46
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        1.26%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Growth
                       Opportunities Fund           Russell 2000 Growth Index
12/31/2002             $   9,425                    $  10,000
12/31/2003             $  13,537                    $  14,854
12/31/2004             $  16,546                    $  16,979
12/31/2005             $  17,301                    $  17,685
12/31/2006             $  18,128                    $  20,045
12/31/2007             $  17,422                    $  21,457
12/31/2008             $  11,256                    $  13,188
12/31/2009             $  16,097                    $  17,733
12/31/2010             $  19,252                    $  22,891
12/31/2011             $  18,765                    $  22,226
12/31/2012             $  20,000                    $  25,468

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Growth Opportunities Fund acquired the assets and liabilities of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance shown for Class A shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance shown would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

Performance Update | 12/31/12                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of December 31, 2012)
--------------------------------------------------------------------------------
                        If            If
Period                  Held          Redeemed
--------------------------------------------------------------------------------
10 Years                6.58%         6.58%
5 Years                 1.41          1.41
1 Year                  5.07          1.07
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        2.49%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Growth
                       Opportunities Fund           Russell 2000 Growth Index
12/31/2002             $  10,000                    $  10,000
12/31/2003             $  14,264                    $  14,854
12/31/2004             $  17,290                    $  16,979
12/31/2005             $  17,908                    $  17,685
12/31/2006             $  18,579                    $  20,045
12/31/2007             $  17,639                    $  21,457
12/31/2008             $  11,217                    $  13,188
12/31/2009             $  15,816                    $  17,733
12/31/2010             $  18,697                    $  22,891
12/31/2011             $  18,003                    $  22,226
12/31/2012             $  18,915                    $  25,468

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Growth Opportunities Fund acquired the assets and liabilities of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance shown for Class B shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class B shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance shown would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 11

Performance Update | 12/31/12                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of December 31, 2012)
--------------------------------------------------------------------------------
                        If            If
Period                  Held          Redeemed
--------------------------------------------------------------------------------
10 Years                6.80%         6.80%
5 Years                 1.71          1.71
1 Year                  5.64          5.64
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        2.13%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Growth
                       Opportunities Fund           Russell 2000 Growth Index
12/31/2002             $  10,000                    $  10,000
12/31/2003             $  14,264                    $  14,854
12/31/2004             $  17,290                    $  16,979
12/31/2005             $  17,952                    $  17,685
12/31/2006             $  18,658                    $  20,045
12/31/2007             $  17,733                    $  21,457
12/31/2008             $  11,295                    $  13,188
12/31/2009             $  15,960                    $  17,733
12/31/2010             $  18,909                    $  22,891
12/31/2011             $  18,273                    $  22,226
12/31/2012             $  19,304                    $  25,468

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Growth Opportunities Fund acquired the assets and liabilities of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance shown for Class C shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of the predecessor fund. If all the expenses of the Fund were reflected, the performance shown would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

Performance Update | 12/31/12                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of December 31, 2012)
--------------------------------------------------------------------------------
                        If            If
Period                  Held          Redeemed
--------------------------------------------------------------------------------
10 Years                7.71%         7.71%
5 Years                 2.60          2.60
1 Year                  6.21          6.21
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
                        1.57%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Growth
                       Opportunities Fund           Russell 2000 Growth Index
12/31/2002             $  10,000                    $  10,000
12/31/2003             $  14,367                    $  14,854
12/31/2004             $  17,560                    $  16,979
12/31/2005             $  18,362                    $  17,685
12/31/2006             $  19,239                    $  20,045
12/31/2007             $  18,489                    $  21,457
12/31/2008             $  11,946                    $  13,188
12/31/2009             $  17,076                    $  17,733
12/31/2010             $  20,372                    $  22,891
12/31/2011             $  19,795                    $  22,226
12/31/2012             $  21,023                    $  25,468

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Opportunities Fund acquired the assets and liabilities of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance shown for Class R shares for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class A shares, which has been restated to reflect any differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of the predecessor fund. If all the expenses of the Fund were reflected, the performance would be lower than the performance shown.

Performance shown for periods from December 10, 2004, to the inception of Class R shares on August 3, 2009, is based on the performance of Pioneer Growth Opportunities Fund's Class A shares, reduced to reflect the higher distribution and service fees for Class R shares. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 13

Performance Update | 12/31/12                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of December 31, 2012)
--------------------------------------------------------------------------------
                        If            If
Period                  Held          Redeemed
--------------------------------------------------------------------------------
10 Years                8.23%         8.23%
5 Years                 3.34          3.34
1 Year                  7.12          7.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        0.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                       Pioneer Growth
                       Opportunities Fund           Russell 2000 Growth Index
12/31/2002             $   5,000,000                $   5,000,000
12/31/2003             $   7,183,265                $   7,427,171
12/31/2004             $   8,780,200                $   8,489,733
12/31/2005             $   9,189,747                $   8,842,304
12/31/2006             $   9,691,337                $  10,022,351
12/31/2007             $   9,353,769                $  10,728,558
12/31/2008             $   6,074,148                $   6,593,783
12/31/2009             $   8,737,658                $   8,866,571
12/31/2010             $  10,508,351                $  11,445,643
12/31/2011             $  10,291,684                $  11,112,831
12/31/2012             $  11,023,869                $  12,733,924

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Opportunities Fund acquired the assets and liabilities of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance for Class Y shares for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class A shares, which has been restated to reflect any differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of the predecessor fund. If all the expenses of the Fund were reflected, the performance shown would be lower.

Performance shown for periods from December 10, 2004, to the inception of Class Y shares on September 23, 2005, reflects the NAV performance of the Pioneer Growth Opportunities Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities Fund

Based on actual returns from July 1, 2012, through December 31, 2012.

--------------------------------------------------------------------------------
Share Class                 A           B           C           R          Y
--------------------------------------------------------------------------------
Beginning Account       $1,000.00   $1,000.00   $1,000.00   $1,000.00  $1,000.00
Value on 7/1/12
--------------------------------------------------------------------------------
Ending Account Value    $  990.89   $  983.71   $  986.74   $  989.47  $  993.32
(after expenses)
on 12/31/12
--------------------------------------------------------------------------------
Expenses Paid           $    6.26   $   13.36   $   10.54   $    8.00  $    3.81
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.68%, 2.11%, 1.60% and 0.76% for Class A, Class B, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2012, through December 31, 2012.

--------------------------------------------------------------------------------
Share Class                A           B           C           R          Y
--------------------------------------------------------------------------------
Beginning Account       $1,000.00   $1,000.00   $1,000.00   $1,000.00  $1,000.00
Value on 7/1/12
--------------------------------------------------------------------------------
Ending Account Value    $1,018.85   $1,011.66   $1,014.53   $1,017.09  $1,021.32
(after expenses)
on 12/31/12
--------------------------------------------------------------------------------
Expenses Paid           $    6.34   $   13.55   $   10.68   $    8.11  $    3.86
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.68%, 2.11%, 1.60% and 0.76% for Class A, Class B, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

Schedule of Investments | 12/31/12

---------------------------------------------------------------------------------------
 Shares                                                                  Value
---------------------------------------------------------------------------------------
                  COMMON STOCKS -- 99.7%
                  ENERGY -- 10.9%
                  Oil & Gas Equipment & Services -- 1.4%
        233,384   Basic Energy Services, Inc.*                           $    2,662,911
         78,900   Dresser-Rand Group, Inc.*                                   4,429,446
                                                                         --------------
                                                                         $    7,092,357
---------------------------------------------------------------------------------------
                  Oil & Gas Exploration & Production -- 8.4%
         76,700   Bonanza Creek Energy, Inc.*                            $    2,131,493
        256,543   Cabot Oil & Gas Corp.                                      12,760,449
        104,300   Cobalt International Energy, Inc.*                          2,561,608
        329,070   Comstock Resources, Inc.*                                   4,978,829
        541,100   EXCO Resources, Inc.*                                       3,663,247
        158,900   Gulfport Energy Corp.*                                      6,073,158
        251,000   McMoRan Exploration Co.*                                    4,028,550
        123,100   Oasis Petroleum, Inc.*                                      3,914,580
        100,900   Trilogy Energy Corp.                                        2,957,904
                                                                         --------------
                                                                         $   43,069,818
---------------------------------------------------------------------------------------
                  Oil & Gas Storage & Transportation -- 0.5%
         69,100   SemGroup Corp.*                                        $    2,700,428
---------------------------------------------------------------------------------------
                  Coal & Consumable Fuels -- 0.6%
        372,177   Arch Coal, Inc.                                        $    2,724,336
                                                                         --------------
                  Total Energy                                           $   55,586,939
---------------------------------------------------------------------------------------
                  MATERIALS -- 6.0%
                  Commodity Chemicals -- 0.8%
         50,000   Westlake Chemical Corp.                                $    3,965,000
---------------------------------------------------------------------------------------
                  Specialty Chemicals -- 3.1%
        543,000   Flotek Industries, Inc.*                               $    6,624,600
        135,300   WR Grace & Co.*                                             9,096,219
                                                                         --------------
                                                                         $   15,720,819
---------------------------------------------------------------------------------------
                  Construction Materials -- 2.1%
        105,400   Eagle Materials, Inc.                                  $    6,165,900
         91,500   Vulcan Materials Co.                                        4,762,575
                                                                         --------------
                                                                         $   10,928,475
                                                                         --------------
                  Total Materials                                        $   30,614,294
---------------------------------------------------------------------------------------
                  CAPITAL GOODS -- 6.5%
                  Construction & Engineering -- 1.7%
        582,600   Great Lakes Dredge & Dock Corp.                        $    5,202,618
        112,200   KBR, Inc.                                                   3,357,024
                                                                         --------------
                                                                         $    8,559,642
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 17

---------------------------------------------------------------------------------------
 Shares                                                                  Value
---------------------------------------------------------------------------------------
                  Construction & Farm Machinery & Heavy Trucks -- 2.4%
        114,000   Joy Global, Inc.                                       $    7,270,920
        329,700   The Manitowoc Co., Inc.                                     5,169,696
                                                                         --------------
                                                                         $   12,440,616
---------------------------------------------------------------------------------------
                  Industrial Machinery -- 2.4%
        105,800   Chart Industries, Inc.*                                $    7,053,686
        136,280   Kennametal, Inc.                                            5,451,200
                                                                         --------------
                                                                         $   12,504,886
                                                                         --------------
                  Total Capital Goods                                    $   33,505,144
---------------------------------------------------------------------------------------
                  COMMERCIAL SERVICES & SUPPLIES -- 5.0%
                  Diversified Support Services -- 1.5%
        235,600   Mobile Mini, Inc.*                                     $    4,907,548
        283,700   Performant Financial Corp.*                                 2,865,370
                                                                         --------------
                                                                         $    7,772,918
---------------------------------------------------------------------------------------
                  Human Resource & Employment Services -- 2.8%
        388,485   On Assignment, Inc.*                                   $    7,878,476
        357,200   WageWorks, Inc.*                                            6,358,160
                                                                         --------------
                                                                         $   14,236,636
---------------------------------------------------------------------------------------
                  Research & Consulting Services -- 0.7%
         42,111   CoStar Group, Inc.*                                    $    3,763,460
                                                                         --------------
                  Total Commercial Services & Supplies                   $   25,773,014
---------------------------------------------------------------------------------------
                  TRANSPORTATION -- 4.9%
                  Air Freight & Logistics -- 1.1%
        303,300   XPO Logistics, Inc.*                                   $    5,271,354
---------------------------------------------------------------------------------------
                  Airlines -- 2.6%
        108,100   Alaska Air Group, Inc.*                                $    4,658,029
         48,820   Allegiant Travel Co.                                        3,583,876
        384,200   US Airways Group, Inc.*                                     5,186,700
                                                                         --------------
                                                                         $   13,428,605
---------------------------------------------------------------------------------------
                  Trucking -- 1.2%
        676,200   Swift Transportation Co.*                              $    6,166,944
                                                                         --------------
                  Total Transportation                                   $   24,866,903
---------------------------------------------------------------------------------------
                  CONSUMER DURABLES & APPAREL -- 6.4%
                  Home Furnishings -- 0.8%
        152,800   Ethan Allen Interiors, Inc.                            $    3,928,488
---------------------------------------------------------------------------------------
                  Homebuilding -- 0.8%
         99,400   Lennar Corp.                                           $    3,843,798
---------------------------------------------------------------------------------------
                  Housewares & Specialties -- 0.7%
         57,000   Tupperware Brands Corp.                                $    3,653,700
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

---------------------------------------------------------------------------------------
 Shares                                                                  Value
---------------------------------------------------------------------------------------
                  Apparel, Accessories & Luxury Goods -- 2.9%
         53,601   Carter's, Inc.*                                        $    2,982,896
        166,700   G-III Apparel Group, Ltd.*                                  5,706,141
        179,500   Hanesbrands, Inc.*                                          6,429,690
                                                                         --------------
                                                                         $   15,118,727
---------------------------------------------------------------------------------------
                  Footwear -- 1.2%
        415,956   Crocs, Inc.*                                           $    5,985,607
                                                                         --------------
                  Total Consumer Durables & Apparel                      $   32,530,320
---------------------------------------------------------------------------------------
                  CONSUMER SERVICES -- 2.9%
                  Casinos & Gaming -- 0.7%
        426,600   Scientific Games Corp.*                                $    3,698,622
---------------------------------------------------------------------------------------
                  Leisure Facilities -- 0.8%
         63,000   Six Flags Entertainment Corp.                          $    3,855,600
---------------------------------------------------------------------------------------
                  Restaurants -- 0.5%
         35,800   Buffalo Wild Wings, Inc.*                              $    2,606,956
---------------------------------------------------------------------------------------
                  Education Services -- 0.9%
        204,463   Grand Canyon Education, Inc.*                          $    4,798,747
                                                                         --------------
                  Total Consumer Services                                $   14,959,925
---------------------------------------------------------------------------------------
                  MEDIA -- 1.5%
                  Movies & Entertainment -- 1.5%
        297,619   Cinemark Holdings, Inc.                                $    7,732,142
                                                                         --------------
                  Total Media                                            $    7,732,142
---------------------------------------------------------------------------------------
                  RETAILING -- 3.7%
                  Internet Retail -- 0.8%
        189,375   HomeAway, Inc.*                                        $    4,166,250
---------------------------------------------------------------------------------------
                  Apparel Retail -- 1.4%
         94,000   Abercrombie & Fitch Co.                                $    4,509,180
        106,800   Francesca's Holdings Corp.*                                 2,772,528
                                                                         --------------
                                                                         $    7,281,708
---------------------------------------------------------------------------------------
                  Computer & Electronics Retail -- 0.7%
        146,900   GameStop Corp.                                         $    3,685,721
---------------------------------------------------------------------------------------
                  Specialty Stores -- 0.8%
         67,500   Vitamin Shoppe, Inc.*                                  $    3,871,800
                                                                         --------------
                  Total Retailing                                        $   19,005,479
---------------------------------------------------------------------------------------
                  FOOD & STAPLES RETAILING -- 0.5%
                  Food Retail -- 0.5%
        145,798   Natural Grocers by Vitamin Cottage, Inc.*              $    2,783,284
                                                                         --------------
                  Total Food & Staples Retailing                         $    2,783,284
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 19

---------------------------------------------------------------------------------------
 Shares                                                                  Value
---------------------------------------------------------------------------------------
                  FOOD, BEVERAGE & TOBACCO -- 2.6%
                  Packaged Foods & Meats -- 2.6%
        139,000   B&G Foods, Inc.                                        $    3,935,090
        144,200   Flowers Foods, Inc.                                         3,355,534
        149,300   Green Mountain Coffee Roasters, Inc.*                       6,175,048
                                                                         --------------
                                                                         $   13,465,672
                                                                         --------------
                  Total Food, Beverage & Tobacco                         $   13,465,672
---------------------------------------------------------------------------------------
                  HEALTH CARE EQUIPMENT & SERVICES -- 11.8%
                  Health Care Equipment -- 5.2%
        385,053   ABIOMED, Inc.*                                         $    5,182,813
        229,225   Conceptus, Inc.*                                            4,816,017
        271,800   DexCom, Inc.*                                               3,699,198
         44,134   HeartWare International, Inc.*                              3,705,049
        210,300   Insulet Corp.*                                              4,462,566
        237,300   Masimo Corp.                                                4,985,673
                                                                         --------------
                                                                         $   26,851,316
---------------------------------------------------------------------------------------
                  Health Care Supplies -- 4.3%
        167,500   Align Technology, Inc.*                                $    4,648,125
        287,400   Endologix, Inc.*                                            4,092,576
        108,500   Haemonetics Corp.*                                          4,431,140
        480,300   Quidel Corp.*                                               8,967,201
                                                                         --------------
                                                                         $   22,139,042
---------------------------------------------------------------------------------------
                  Health Care Facilities -- 1.7%
        277,100   Brookdale Senior Living, Inc.*                         $    7,016,172
        497,452   LCA-Vision, Inc.*                                           1,417,738
                                                                         --------------
                                                                         $    8,433,910
---------------------------------------------------------------------------------------
                  Managed Health Care -- 0.6%
         57,800   WellCare Health Plans, Inc.*                           $    2,814,282
                                                                         --------------
                  Total Health Care Equipment & Services                 $   60,238,550
---------------------------------------------------------------------------------------
                  PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 11.3%
                  Biotechnology -- 5.1%
        348,249   Alkermes Plc*                                          $    6,449,571
        121,900   Cubist Pharmaceuticals, Inc.*                               5,127,114
        382,500   Exact Sciences Corp.*                                       4,050,675
        714,200   Neurocrine Biosciences, Inc.*                               5,342,216
        566,800   NPS Pharmaceuticals, Inc.*                                  5,157,880
                                                                         --------------
                                                                         $   26,127,456
---------------------------------------------------------------------------------------
                  Pharmaceuticals -- 6.2%
        374,300   Akorn, Inc.*                                           $    5,000,648
        202,805   Jazz Pharmaceuticals Plc*                                  10,789,226
        214,900   Salix Pharmaceuticals, Ltd.*                                8,699,152

The accompanying notes are an integral part of these financial statements.

20 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

---------------------------------------------------------------------------------------
 Shares                                                                  Value
---------------------------------------------------------------------------------------
                  Pharmaceuticals -- (continued)
        318,100   ViroPharma, Inc.*                                      $    7,239,956
                                                                         --------------
                                                                         $   31,728,982
                                                                         --------------
                  Total Pharmaceuticals, Biotechnology & Life Sciences   $   57,856,438
---------------------------------------------------------------------------------------
                  BANKS -- 1.0%
                  Regional Banks -- 1.0%
         73,600   Signature Bank*                                        $    5,250,624
                                                                         --------------
                  Total Banks                                            $    5,250,624
---------------------------------------------------------------------------------------
                  DIVERSIFIED FINANCIALS -- 3.7%
                  Consumer Finance -- 0.7%
         69,884   First Cash Financial Services, Inc.*                   $    3,467,644
---------------------------------------------------------------------------------------
                  Asset Management & Custody Banks -- 1.4%
         71,100   Financial Engines, Inc.*                               $    1,973,025
        125,600   Walter Investment Management Corp.*                         5,403,312
                                                                         --------------
                                                                         $    7,376,337
---------------------------------------------------------------------------------------
                  Investment Banking & Brokerage -- 1.6%
        520,900   E*TRADE Financial Corp.*                               $    4,662,055
        111,600   Evercore Partners, Inc.                                     3,369,204
                                                                         --------------
                                                                         $    8,031,259
                                                                         --------------
                  Total Diversified Financials                           $   18,875,240
---------------------------------------------------------------------------------------
                  REAL ESTATE -- 0.5%
                  Residential REIT -- 0.5%
         57,200   American Campus Communities, Inc.                      $    2,638,636
                                                                         --------------
                  Total Real Estate                                      $    2,638,636
---------------------------------------------------------------------------------------
                  SOFTWARE & SERVICES -- 15.6%
                  Internet Software & Services -- 3.6%
        288,200   Brightcove, Inc.*                                      $    2,605,328
        256,300   ExactTarget, Inc.*                                          5,126,000
        415,900   SciQuest, Inc.*                                             6,596,174
        244,018   Vocus, Inc.*                                                4,241,033
                                                                         --------------
                                                                         $   18,568,535
---------------------------------------------------------------------------------------
                  IT Consulting & Other Services -- 1.6%
        172,800   Gartner, Inc.*                                         $    7,952,256
---------------------------------------------------------------------------------------
                  Data Processing & Outsourced Services -- 2.0%
         73,600   WEX, Inc.*                                             $    5,547,232
        433,200   WNS Holdings, Ltd. (A.D.R.)*                                4,513,944
                                                                         --------------
                                                                         $   10,061,176
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 21

---------------------------------------------------------------------------------------
 Shares                                                                  Value
---------------------------------------------------------------------------------------
                  Application Software -- 7.0%
        148,533   Aspen Technology, Inc.*                                $    4,105,452
        106,500   Guidewire Software, Inc.*                                   3,165,180
        205,900   Nuance Communications, Inc.*                                4,595,688
        180,400   QLIK Technologies, Inc.*                                    3,918,288
         77,700   Solera Holdings, Inc.*                                      4,154,619
        422,540   Tangoe, Inc.*                                               5,015,550
        200,500   TIBCO Software, Inc.*                                       4,413,005
        292,500   TiVo, Inc.*                                                 3,603,600
         30,233   Ultimate Software Group, Inc.*                              2,854,298
                                                                         --------------
                                                                         $   35,825,680
---------------------------------------------------------------------------------------
                  Systems Software -- 1.4%
         29,300   CommVault Systems, Inc.*                               $    2,042,503
        179,340   Fortinet, Inc.*                                             3,778,694
         50,000   Imperva, Inc.*                                              1,576,500
                                                                         --------------
                                                                         $    7,397,697
                                                                         --------------
                  Total Software & Services                              $   79,805,344
---------------------------------------------------------------------------------------
                  TECHNOLOGY HARDWARE & EQUIPMENT -- 1.5%
                  Communications Equipment -- 1.5%
        250,300   Aruba Networks, Inc.*                                  $    5,193,725
        143,500   Procera Networks, Inc.*                                     2,661,925
                                                                         --------------
                                                                         $    7,855,650
                                                                         --------------
                  Total Technology Hardware & Equipment                  $    7,855,650
---------------------------------------------------------------------------------------
                  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.4%
                  Semiconductors -- 3.4%
        487,000   Entropic Communications, Inc.*                         $    2,576,230
        210,000   Monolithic Power Systems, Inc.                              4,678,800
        185,300   Semtech Corp.*                                              5,364,435
        243,900   Skyworks Solutions, Inc.*                                   4,951,170
                                                                         --------------
                                                                         $   17,570,635
                                                                         --------------
                  Total Semiconductors & Semiconductor Equipment         $   17,570,635
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

---------------------------------------------------------------------------------------
 Principal
 Amount ($)                                                              Value
---------------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost $442,266,381)                                    $  510,914,233
---------------------------------------------------------------------------------------
                  TOTAL INVESTMENT IN SECURITIES -- 99.7%
                  (Cost $442,266,381) (a)                                $  510,914,233
---------------------------------------------------------------------------------------
                  OTHER ASSETS & LIABILITIES -- 0.3%                     $    1,612,215
---------------------------------------------------------------------------------------
                  TOTAL NET ASSETS -- 100.0%                             $  512,526,448
=======================================================================================

*        Non-income producing security.

(A.D.R.) American Depositary Receipt.

REIT     Real Estate Investment Trust.

(a) At December 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $447,494,033 was as follows:

         Aggregate gross unrealized gain for all investments in which
             there is an excess of value over tax cost                   $   76,577,918

         Aggregate gross unrealized loss for all investments in which
             there is an excess of tax cost over value                      (13,157,718)
                                                                         --------------
         Net unrealized gain                                             $   63,420,200
                                                                         ==============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2012 aggregated $754,625,993 and $827,470,752, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2012, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                                   Level 1        Level   Level 3   Total
--------------------------------------------------------------------------------
Common Stocks                      $510,914,233   $--     $--       $510,914,233
--------------------------------------------------------------------------------
Total                              $510,914,233   $--     $--       $510,914,233
================================================================================

During the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.


                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 23

Statement of Assets and Liabilities | 12/31/12

ASSETS:
   Investment in securities (cost $442,266,381)                    $510,914,233
   Receivables --
      Investment securities sold                                     11,108,684
      Fund shares sold                                                  224,265
      Dividends                                                          54,683
  Prepaid expenses                                                       41,804
--------------------------------------------------------------------------------
         Total assets                                              $522,343,669
================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                              $  8,361,323
      Fund shares repurchased                                         1,126,247
   Due to custodian                                                      49,034
   Due to affiliates                                                    224,287
   Accrued expenses                                                      56,330
--------------------------------------------------------------------------------
         Total liabilities                                         $  9,817,221
================================================================================
NET ASSETS:
   Paid-in capital                                                 $538,185,336
   Accumulated net realized loss on investments
      and options contracts                                         (94,306,746)
   Net unrealized gain on investments                                68,647,852
   Net unrealized gain on other assets and liabilities
      denominated in foreign currencies                                       6
--------------------------------------------------------------------------------
         Total net assets                                          $512,526,448
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $419,159,021/14,791,791 shares)               $      28.34
   Class B (based on $10,172,422/433,890 shares)                   $      23.44
   Class C (based on $38,786,084/1,618,962 shares)                 $      23.96
   Class R (based on $7,626,954/271,742 shares)                    $      28.07
   Class Y (based on $36,781,967/1,246,587 shares)                 $      29.51
MAXIMUM OFFERING PRICE:
   Class A (28.34 (divided by) 94.25%)                             $      30.07
================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

Statement of Operations

For the Year Ended 12/31/12

INVESTMENT INCOME:
   Dividends (Net of foreign taxes withheld of $532)               $  2,799,714
   Interest                                                              19,508
   Income from securities loaned, net                                       169
------------------------------------------------------------------------------------------------
         Total investment income                                                   $  2,819,391
================================================================================================
EXPENSES:
   Management fees                                                 $  3,615,988
   Transfer agent fees and expenses
      Class A                                                           797,321
      Class B                                                            95,758
      Class C                                                            57,654
      Class R                                                             4,302
      Class Y                                                             2,429
   Distribution fees
      Class A                                                         1,131,160
      Class B                                                           137,464
      Class C                                                           416,202
      Class R                                                            44,169
   Shareholder communications expense                                   621,577
   Administrative reimbursements                                        164,468
   Custodian fees                                                        31,184
   Registration fees                                                     83,593
   Professional fees                                                     74,786
   Printing expense                                                      14,269
   Fees and expenses of nonaffiliated trustees                           20,470
   Miscellaneous                                                         33,463
------------------------------------------------------------------------------------------------
      Total expenses                                                               $  7,346,257
------------------------------------------------------------------------------------------------
      Net expenses                                                                 $  7,346,257
------------------------------------------------------------------------------------------------
         Net investment loss                                                       $ (4,526,866)
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CLASS ACTIONS AND OPTIONS CONTRACTS:
   Net realized gain (loss) on:
      Investments                                                  $ 26,823,362
      Class actions                                                     256,359
      Other assets and liabilities denominated in
         foreign currencies                                              (2,598)
      Written options closed/expired                                    759,953    $ 27,837,076
------------------------------------------------------------------------------------------------
   Change in net unrealized gain on:
      Investments                                                  $ 12,831,641
      Written options                                                   (42,050)
      Other assets and liabilities denominated in foreign currencies          6    $ 12,789,597
------------------------------------------------------------------------------------------------
   Net gain on investments and written options                                     $ 40,626,673
------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                            $ 36,099,807
================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 25

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------
                                                       Year Ended      Year Ended
                                                       12/30/12        12/30/11
-------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                    $  (4,526,866)  $  (6,342,457)
Net realized gain on investments and written options      27,837,076      78,782,849
Change in net unrealized gain (loss) on investments       12,789,597     (86,311,577)
-------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from operations                               $  36,099,807   $ (13,871,185)
-------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares           $  31,712,071   $  52,812,803
Cost of shares repurchased                              (104,513,213)   (133,580,761)
-------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                       $ (72,801,142)  $ (80,767,958)
-------------------------------------------------------------------------------------
      Net decrease in net assets                         (36,701,335)    (94,639,143)
NET ASSETS:
Beginning of year                                        549,227,783     643,866,926
-------------------------------------------------------------------------------------
End of year                                            $ 512,526,448   $ 549,227,783
=====================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------
                          '12 Shares    '12 Amount       '11 Shares    '11 Amount
-------------------------------------------------------------------------------------
Class A
Shares sold                  708,741    $  20,783,882     1,257,632    $  35,074,021
Less shares repurchased   (2,560,512)     (73,259,010)   (3,157,647)     (87,102,644)
-------------------------------------------------------------------------------------
      Net decrease        (1,851,771)   $ (52,475,128)   (1,900,015)   $ (52,028,623)
=====================================================================================
Class B
Shares exchanged              39,683    $     960,965        74,049    $   1,734,440
Less shares repurchased     (364,133)      (8,904,041)     (543,924)     (12,672,154)
-------------------------------------------------------------------------------------
      Net decrease          (324,450)   $  (7,943,076)     (469,875)   $ (10,937,714)
=====================================================================================
Class C
Shares sold                  205,091    $   4,986,075       260,737    $   6,040,826
Less shares repurchased     (414,065)     (10,424,788)     (530,537)     (12,590,565)
-------------------------------------------------------------------------------------
      Net decrease          (208,974)   $  (5,438,714)     (269,800)   $  (6,549,739)
=====================================================================================
Class R
Shares sold                   77,120    $   2,190,658       211,063    $   5,754,560
Less shares repurchased     (147,185)      (4,192,388)     (261,747)      (7,128,539)
-------------------------------------------------------------------------------------
      Net decrease           (70,065)   $  (2,001,730)      (50,684)   $  (1,373,979)
=====================================================================================
Class Y
Shares sold                   83,947    $   2,790,491       148,487    $   4,208,956
Less shares repurchased     (262,055)      (7,732,986)     (484,567)     (14,086,859)
-------------------------------------------------------------------------------------
      Net decrease          (178,108)   $  (4,942,495)     (336,080)   $  (9,877,903)
=====================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 27

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                                                 Year          Year        Year        Year        Year
                                                                 Ended         Ended       Ended       Ended       Ended
                                                                 12/31/12      12/31/11    12/31/10    12/31/09    12/31/08
-----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                             $  26.59      $  27.28    $  22.81    $  15.95    $  25.24
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
   Net investment loss                                           $  (0.23)     $  (0.28)   $  (0.22)   $  (0.07)   $  (0.07)
   Net realized and unrealized gain (loss) on investments            1.98         (0.41)       4.69        6.93       (8.91)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $   1.75      $  (0.69)   $   4.47    $   6.86    $  (8.98)
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                                   --            --          --          --       (0.31)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $   1.75      $  (0.69)   $   4.47    $   6.86    $  (9.29)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  28.34      $  26.59    $  27.28    $  22.81    $  15.95
=============================================================================================================================
Total return*                                                        6.58%(a)     (2.53)%     19.60%      43.01%     (35.39)%
Ratio of net expenses to average net assets+                         1.25%         1.26%       1.29%       1.35%       1.28%
Ratio of net investment loss to average net assets+                 (0.74)%       (0.95)%     (0.86)%     (0.53)%     (0.29)%
Portfolio turnover rate                                               137%          112%        114%        140%        221%
Net assets, end of period (in thousands)                         $419,159      $442,574    $505,960    $463,880    $171,415
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Net expenses                                                      1.25%         1.26%       1.29%       1.35%       1.28%
   Net investment loss                                              (0.74)%       (0.95)%     (0.86)%     (0.53)%     (0.29)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                      1.25%         1.26%       1.29%       1.35%       1.28%
   Net investment loss                                              (0.74)%       (0.95)%     (0.86)%     (0.53)%     (0.28)%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 6.54%.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

------------------------------------------------------------------------------------------------------------------------
                                                                 Year         Year       Year       Year       Year
                                                                 Ended        Ended      Ended      Ended      Ended
                                                                 12/31/12     12/31/11   12/31/10   12/31/09   12/31/08
------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                             $ 22.31      $ 23.17    $ 19.60    $ 13.90    $ 22.42
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
   Net investment loss                                           $ (0.70)     $ (0.66)   $ (0.55)   $ (0.11)   $ (0.39)
   Net realized and unrealized gain (loss) on investments           1.83        (0.20)      4.12       5.81      (7.82)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $  1.13      $ (0.86)   $  3.57    $  5.70    $ (8.21)
------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                                  --           --         --         --      (0.31)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  1.13      $ (0.86)   $  3.57    $  5.70    $ (8.52)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 23.44      $ 22.31    $ 23.17    $ 19.60    $ 13.90
========================================================================================================================
Total return*                                                       5.07%(a)    (3.71)%    18.21%     41.01%    (36.41)%
Ratio of net expenses to average net assets+                        2.68%        2.49%      2.45%      2.58%      2.84%
Ratio of net investment loss to average net assets+                (2.21)%      (2.19)%    (2.03)%    (1.54)%    (1.86)%
Portfolio turnover rate                                              137%         112%       114%       140%       221%
Net assets, end of period (in thousands)                         $10,172      $16,919    $28,464    $40,989    $ 1,153
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Net expenses                                                     2.68%        2.49%      2.45%      2.58%      2.84%
   Net investment loss                                             (2.21)%      (2.19)%    (2.03)%    (1.54)%    (1.86)%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                     2.68%        2.49%      2.45%      2.58%      2.82%
   Net investment loss                                             (2.21)%      (2.19)%    (2.03)%    (1.54)%    (1.84)%
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 5.00%.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 29

---------------------------------------------------------------------------------------------------------------------
                                                              Year         Year       Year       Year       Year
                                                              Ended        Ended      Ended      Ended      Ended
                                                              12/31/12     12/31/11   12/31/10   12/31/09   12/31/08
---------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $ 22.68      $ 23.47    $ 19.81    $ 14.02    $ 22.57
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
   Net investment loss                                        $ (0.41)     $ (0.46)   $ (0.42)   $ (0.09)   $ (0.27)
   Net realized and unrealized gain (loss) on investments        1.69        (0.33)      4.08       5.88      (7.97)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  1.28      $ (0.79)   $  3.66    $  5.79    $ (8.24)
---------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                               --           --         --         --      (0.31)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  1.28      $ (0.79)   $  3.66    $  5.79    $ (8.55)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 23.96      $ 22.68    $ 23.47    $ 19.81    $ 14.02
=====================================================================================================================
Total return*                                                    5.64%(a)    (3.37)%    18.48%     41.30%    (36.30)%
Ratio of net expenses to average net assets+                     2.11%        2.13%      2.26%      2.39%      2.65%
Ratio of net investment loss to average net assets+             (1.60)%      (1.82)%    (1.83)%    (1.33)%    (1.64)%
Portfolio turnover rate                                           137%         112%       114%       140%       221%
Net assets, end of period (in thousands)                      $38,786      $41,448    $49,239    $49,845    $   696
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Net expenses                                                  2.11%        2.13%      2.26%      2.39%      2.65%
   Net investment loss                                          (1.60)%      (1.82)%    (1.83)%    (1.33)%    (1.64)%
Ratios with waiver of fees and assumption of expenses
   by the Adviser and reduction for fees paid indirectly:
   Net expenses                                                  2.11%        2.13%      2.26%      2.39%      2.64%
   Net investment loss                                          (1.60)%      (1.82)%    (1.83)%    (1.33)%    (1.63)%
=====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 5.60%.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

----------------------------------------------------------------------------------------------------------
                                                           Year         Year       Year       8/3/09
                                                           Ended        Ended      Ended      to
                                                           12/31/12     12/31/11   12/31/10   12/31/09 (a)
----------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                       $ 26.43      $ 27.20    $ 22.80    $ 20.45
----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                     $ (0.36)     $ (0.37)   $ (0.29)   $ (0.04)
   Net realized and unrealized gain (loss) on investments     2.00        (0.40)      4.69       2.39
----------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  1.64      $ (0.77)   $  4.40    $  2.35
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  1.64      $ (0.77)   $  4.40    $  2.35
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 28.07      $ 26.43    $ 27.20    $ 22.80
==========================================================================================================
Total return*                                                 6.21%(c)    (2.83)%    19.30%     11.49%(b)
Ratio of net expenses to average net assets+                  1.60%        1.57%      1.55%      1.58%**
Ratio of net investment loss to average net assets+          (1.10)%      (1.25)%    (1.12)%    (0.49)%**
Portfolio turnover rate                                        137%         112%       114%       140%**
Net assets, end of period (in thousands)                   $ 7,627      $ 9,033    $10,677    $10,515
Ratios with reduction for fees paid indirectly:
   Net expenses                                               1.60%        1.57%      1.55%      1.58%**
   Net investment loss                                       (1.10)%      (1.25)%    (1.12)%    (0.49)%**
==========================================================================================================

(a) Class R shares were first publicly offered on August 3, 2009.

(b) Not annualized.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 6.16%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.

**  Annualized.

+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 31

---------------------------------------------------------------------------------------------------------------------
                                                             Year         Year       Year       Year        Year
                                                             Ended        Ended      Ended      Ended       Ended
                                                             12/31/12     12/31/11   12/31/10   12/31/09    12/31/08
---------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 27.55      $ 28.13    $ 23.39    $ 16.26     $ 25.59
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
   Net investment income (loss)                              $ (0.08)     $ (0.14)   $ (0.11)   $  0.01(a)  $  0.05
   Net realized and unrealized gain (loss) on investments       2.04        (0.44)      4.85       7.13       (9.07)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.96      $ (0.58)   $  4.74    $  7.13     $ (9.02)
---------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                              --           --         --         --       (0.31)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  1.96      $ (0.58)   $  4.74    $  7.13     $ (9.33)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 29.51      $ 27.55    $ 28.13    $ 23.39     $ 16.26
=====================================================================================================================
Total return*                                                   7.12%(b)    (2.06)%    20.26%     43.85%     (35.06)%
Ratio of net expenses to average net assets+                    0.76%        0.75%      0.76%      0.77%       0.79%
Ratio of net investment income (loss) to average net assets+   (0.25)%      (0.44)%    (0.34)%    (0.04)%      0.23%
Portfolio turnover rate                                          137%         112%       114%       140%        221%
Net assets, end of period (in thousands)                     $36,782      $39,253    $49,527    $82,061     $42,259
Ratios with waiver of fees and assumption of expenses
   by the Adviser and reduction for fees paid indirectly:
   Net expenses                                                 0.76%        0.75%      0.76%      0.77%       0.79%
   Net investment income (loss)                                (0.25)%      (0.44)%    (0.34)%     0.04%       0.23%
=====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

(a) The amount shown for share outstanding does not correspond with the net investment loss on the Statement of Operations for the period due to the timing of sales and repurchases of shares.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 7.07%.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

Notes to Financial Statements | 12/31/12

1. Organization and Significant Accounting Policies

Pioneer Growth Opportunities Fund (the Fund) is one of two series comprising Pioneer Series Trust II, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is growth of capital.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R, and Class Y shares. Class R shares were first publicly offered on August 3, 2009. Class Y shares were first publicly offered on September 23, 2005. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 33

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At December 31, 2012, there were no securities that were valued using fair value methods (other than prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

34 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal taxes is required. As of December 31, 2012, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2012, the Fund reclassified $4,529,464 to decrease paid-in capital, $4,526,866 to decrease net investment loss, and $2,598 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At December 31, 2012, the Fund had a net capital loss carryforward of $89,079,094, of which, the following amounts will expire between 2016 and 2017 if not utilized: $61,681,654 in 2016 and $27,397,440 in 2017.

    There were no distributions paid during the years ended December 31, 2012 and December 31, 2011.

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 35

    The following shows the components of accumulated losses on a federal income tax basis at December 31, 2012:

    ----------------------------------------------------------------------------
                                                                          2012
    ----------------------------------------------------------------------------
    Accumulated losses:
    Capital loss carryforward                                      $(89,079,094)
    Unrealized appreciation                                          63,420,206
    ----------------------------------------------------------------------------
       Total                                                       $(25,658,888)
    ============================================================================

    The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $16,950 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2012.

E.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the year ended December 31, 2012. The Fund recognized gains of $256,359 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management

    Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

36 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

F.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.  Securities Lending

    The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. As of May 8, 2012 the Fund has ended its involvement with the securities lending program.

H.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 37

I.  Option Writing

    The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earning or protect against changes in the value of portfolio securities. The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

    Transactions in written call options for the year ended December 31, 2012 are summarized as follows:

    ----------------------------------------------------------------------------
                                                        Number of      Premiums
                                                        Contracts      Received
    ----------------------------------------------------------------------------
     Options outstanding at beginning of year                 829    $  131,222
     Options opened                                         7,347       957,791
     Options exercised                                     (2,695)     (535,964)
     Options closed                                          (416)      (57,562)
     Options expired                                       (5,065)     (495,487)
    ----------------------------------------------------------------------------
     Options outstanding at end of year                        --    $       --
    ============================================================================

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.

38 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $48,336 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2012.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended December 31, 2012 such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                               $447,336
 Class B                                                                 34,957
 Class C                                                                101,038
 Class R                                                                 28,719
 Class Y                                                                  9,527
--------------------------------------------------------------------------------
   Total                                                               $621,577
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $159,016 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2012.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 39 and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $16,935 in distribution fees payable to PFD at December 31, 2012.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2012, CDSCs in the amount of $11,025 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended December 31, 2012, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an

40 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2012, the Fund had no borrowings under a credit facility.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

---------------------------------------------------------------------------------------------------
 Derivatives Not                                                                    Change in
 Accounted for as                                                     Realized      Unrealized
 Hedging Instruments                                                  Gain on       Gain or (Loss)
 Under Accounting              Location of Gain or (Loss)             Derivatives   on Derivatives
 Standards Codification        on Derivatives Recognized              Recognized    Recognized
 (ASC) 815                     in Income                              in Income     in Income
---------------------------------------------------------------------------------------------------
 Equity Contracts -- Options   Net realized gain on written options
                               closed/expired                         $759,953
 Equity Contracts -- Options   Change in net unrealized gain on
                               written options                                      $(42,050)

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust II and Shareowners of Pioneer Growth Opportunities Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Growth Opportunities Fund (one of the series comprising Pioneer Series Trust II (the "Trust")) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Opportunities Fund of Pioneer Series Trust II at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 25, 2013

42 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

Additional Information (unaudited)

Subsequent Event

The Board of Trustees of Pioneer Growth Opportunities Fund has approved certain changes to the Fund's investment objective, strategies and portfolio management. The changes are effective as of May 1, 2013. The Portfolio will be renamed Pioneer Select Mid Cap Growth Fund.

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 43

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Growth Opportunities Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel.

44 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one and five year periods ended June 30, 2012, and in the fifth quintile of its Morningstar category for the three year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered reasons for the underperformance of the Fund relative to its peer group and the steps recently taken by PIM in an effort to improve the performance of the Fund. The Trustees agreed that they would continue to closely monitor the Fund's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 45

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees noted that there were no breakpoints in the Fund's management fee schedule and considered information that showed that the current fee for the Fund would remain competitive at higher asset levels. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors,

46 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 47

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

48 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (62)          Trustee since 2006.         Chairman and Chief Executive Officer,      Director, Broadridge
Chairman of the Board and     Serves until a successor    Quadriserv, Inc. (technology products      Financial Solutions, Inc.
Trustee                       trustee is elected or       for securities lending industry) (2008 -   (investor communications and
                              earlier retirement or       present); private investor (2004 -         securities processing
                              removal.                    2008); and Senior Executive Vice           provider for financial
                                                          President, The Bank of New York            services industry) (2009 -
                                                          (financial and securities services)        present); Director,
                                                          (1986 - 2004)                              Quadriserv, Inc. (2005 -
                                                                                                     present); and Commissioner,
                                                                                                     New Jersey State Civil
                                                                                                     Service Commission (2011 -
                                                                                                     present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)            Trustee since 2005.         Managing Partner, Federal City Capital     Director of Enterprise
Trustee                       Serves until a successor    Advisors (corporate advisory services      Community Investment, Inc.
                              trustee is elected or       company) (1997 - 2004 and 2008 -           (privately-held affordable
                              earlier retirement or       present); Interim Chief Executive          housing finance company)
                              removal.                    Officer, Oxford Analytica, Inc.            (1985 - 2010); Director of
                                                          (privately held research and consulting    Oxford Analytica, Inc. (2008
                                                          company) (2010); Executive Vice            - present); Director of The
                                                          President and Chief Financial Officer,     Swiss Helvetia Fund, Inc.
                                                          I-trax, Inc. (publicly traded health       (closed-end fund) (2010 -
                                                          care services company) (2004 - 2007);      present); and Director of
                                                          and Executive Vice President and Chief     New York Mortgage Trust
                                                          Financial Officer, Pedestal Inc.           (publicly traded mortgage
                                                          (internet-based mortgage trading           REIT) (2004 - 2009, 2012 -
                                                          company) (2000 - 2002)                     present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (68)     Trustee since 2008.         William Joseph Maier Professor of          Trustee, Mellon
Trustee                       Serves until a successor    Political Economy, Harvard University      Institutional Funds
                              trustee is elected or       (1972 - present)                           Investment Trust and Mellon
                              earlier retirement or                                                  Institutional Funds Master
                              removal.                                                               Portfolio (oversaw 17
                                                                                                     portfolios in fund complex)
                                                                                                     (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 49

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)     Trustee since 2004.         Founding Director, Vice President and      None
Trustee                       Serves until a successor    Corporate Secretary, The Winthrop Group,
                              trustee is elected or       Inc. (consulting firm) (1982-present);
                              earlier retirement or       Desautels Faculty of Management, McGill
                              removal.                    University (1999 - present); and Manager
                                                          of Research Operations and
                                                          Organizational Learning, Xerox PARC,
                                                          Xerox's advance research center
                                                          (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)      Trustee since 2004.         President and Chief Executive Officer,     Director of New America High
Trustee                       Serves until a successor    Newbury, Piret & Company, Inc.             Income Fund, Inc.
                              trustee is elected or       (investment banking firm) (1981 -          (closed-end investment
                              earlier retirement or       present)                                   company) (2004 - present);
                              removal.                                                               and member, Board of
                                                                                                     Governors, Investment
                                                                                                     Company Institute (2000 -
                                                                                                     2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)          Trustee since 2008.         Senior Counsel, Sullivan & Cromwell LLP    Director, The Swiss Helvetia
Trustee                       Serves until a successor    (law firm) (1998 - present); and           Fund, Inc. (closed-end
                              trustee is elected or       Partner, Sullivan & Cromwell LLP (prior    investment company); and
                              earlier retirement or       to 1998)                                   Director, Invesco, Ltd.
                              removal.                                                               (formerly AMVESCAP, PLC)
                                                                                                     (investment manager)
                                                                                                     (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

50 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*      Trustee since 2004.         Non-Executive Chairman and a director of   None
Trustee, President and        Serves until a successor    Pioneer Investment Management USA Inc.
Chief Executive Officer of    trustee is elected or       ("PIM-USA"); Chairman and a director of
the Fund                      earlier retirement or       Pioneer; Chairman and Director of
                              removal.                    Pioneer Institutional Asset Management,
                                                          Inc. (since 2006); Director of Pioneer
                                                          Alternative Investment Management
                                                          Limited (Dublin) (until October 2011);
                                                          President and a director of Pioneer
                                                          Alternative Investment Management
                                                          (Bermuda) Limited and affiliated funds;
                                                          Deputy Chairman and a director of
                                                          Pioneer Global Asset Management S.p.A.
                                                          ("PGAM") (until April 2010); Director of
                                                          Nano-C, Inc. (since 2003); Director of
                                                          Cole Management Inc. (2004 - 2011);
                                                          Director of Fiduciary Counseling, Inc.
                                                          (until December 2011); President of all
                                                          of the Pioneer Funds; and Retired
                                                          Partner, Wilmer Cutler Pickering Hale
                                                          and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (54)*     Trustee since 2007.         Director, CEO and President of PIM-USA     None
Trustee and Executive Vice    Serves until a successor    (since February 2007); Director and
President                     trustee is elected or       President of Pioneer and Pioneer
                              earlier retirement or       Institutional Asset Management, Inc.
                              removal.                    (since February 2007); Executive Vice
                                                          President of all of the Pioneer Funds
                                                          (since March 2007); Director of PGAM
                                                          (2007 - 2010); Head of New Europe
                                                          Division, PGAM (2000 - 2005); Head of
                                                          New Markets Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 51

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                       Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)    Since 2004. Serves at the   Vice President and Associate General       None
Secretary                     discretion of the Board.    Counsel of Pioneer since January 2008
                                                          and Secretary of all of the Pioneer
                                                          Funds since June 2010; Assistant
                                                          Secretary of all of the Pioneer Funds
                                                          from September 2003 to May 2010; and
                                                          Vice President and Senior Counsel of
                                                          Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)        Since 2010. Serves at the   Fund Governance Director of Pioneer        None
Assistant Secretary           discretion of the Board.    since December 2006 and Assistant
                                                          Secretary of all the Pioneer Funds since
                                                          June 2010; Manager - Fund Governance of
                                                          Pioneer from December 2003 to November
                                                          2006; and Senior Paralegal of Pioneer
                                                          from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)             Since 2010. Serves at the   Counsel of Pioneer since June 2007 and     None
Assistant Secretary           discretion of the Board.    Assistant Secretary of all the Pioneer
                                                          Funds since June 2010; and Vice
                                                          President and Counsel at State Street
                                                          Bank from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)          Since 2008. Serves at the   Vice President - Fund Treasury of          None
Treasurer and Chief           discretion of the Board.    Pioneer; Treasurer of all of the Pioneer
Financial and Accounting                                  Funds since March 2008; Deputy Treasurer
Officer of the Fund                                       of Pioneer from March 2004 to February
                                                          2008; and Assistant Treasurer of all of
                                                          the Pioneer Funds from March 2004 to
                                                          February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)         Since 2004. Serves at the   Assistant Vice President - Fund Treasury   None
Assistant Treasurer           discretion of the Board.    of Pioneer; and Assistant Treasurer of
                                                          all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)            Since 2004. Serves at the   Fund Accounting Manager - Fund Treasury    None
Assistant Treasurer           discretion of the Board.    of Pioneer; and Assistant Treasurer of
                                                          all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

52 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                       Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)         Since 2009. Serves at the   Fund Administration Manager - Fund         None
Assistant Treasurer           discretion of the Board.    Treasury of Pioneer since November 2008;
                                                          Assistant Treasurer of all of the
                                                          Pioneer Funds since January 2009; and
                                                          Client Service Manager - Institutional
                                                          Investor Services at State Street Bank
                                                          from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)          Since 2010. Serves at the   Chief Compliance Officer of Pioneer and    None
Chief Compliance Officer      discretion of the Board.    of all the Pioneer Funds since March
                                                          2010; Director of Adviser and Portfolio
                                                          Compliance at Pioneer since October
                                                          2005; and Senior Compliance Officer for
                                                          Columbia Management Advisers, Inc. from
                                                          October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (41)         Since 2006. Serves at the   Director--Transfer Agency Compliance of     None
Anti-Money Laundering         discretion of the Board.    Pioneer and Anti-Money Laundering
Officer                                                   Officer of all the Pioneer Funds since
                                                          2006
------------------------------------------------------------------------------------------------------------------------------------

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 53

                           This page for your notes.

54 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

                           This page for your notes.

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 55

                           This page for your notes.

56 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

                           This page for your notes.

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 57

                           This page for your notes.

58 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

                           This page for your notes.

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12 59

                           This page for your notes.

60 Pioneer Growth Opportunities Fund | Annual Report | 12/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 18639-07-0213

                        Pioneer AMT-Free
                        Municipal Fund

--------------------------------------------------------------------------------
                        Annual Report | December 31, 2012
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PBMFX
                        Class B     PBMUX
                        Class C     MNBCX
                        Class Y     PBYMX

                        [LOGO] PIONEER
                               Investment(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         31

Notes to Financial Statements                                                39

Report of Independent Registered Public Accounting Firm                      46

Approval of Investment Advisory Agreement                                    47

Trustees, Officers and Service Providers                                     51

                    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 1

President's Letter

Dear Shareowner,

Pioneer has been cautiously optimistic about the U.S. economy from the start of the year, and the data continues to be encouraging. Employment continues to rise, albeit slowly, and we believe it should continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather improves in 2013, that should help to bring food prices back down. While corporate profit growth has slowed, many U.S. companies still have strong balance sheets and continue to display the ability to both pay and increase dividends*.

While the so-called "fiscal cliff" scheduled to take effect at year-end dominated the media in December--and while no deal was struck before markets closed for the year--investors who owned financial assets like equities and high-yield corporate bonds generally enjoyed good returns in 2012. The Standard & Poor's 500 Index returned 16% in 2012, and the Bank of America Merrill Lynch High Yield Master II Index returned 15.6%. Meanwhile, the higher-quality Barclays Capital Aggregate Bond Index gained 4.2% for the year, the safer-still Barclays Capital Intermediate Treasuries Index returned 3.9%, and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.1% in 2012.

Despite generally improving economic conditions and positive market returns in 2012, investors still face daunting challenges in the year ahead, although we remain optimistic that the underlying economic trends are moving in the right direction. The year-end "fiscal cliff" deal did not eliminate the risk of further tax increases or spending cuts, nor did it eliminate the risk that the U.S. could face further downgrades to its credit rating from one or more of the major ratings agencies.The Federal Reserve Board continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress towards dampening its sovereign-debt crisis, but has not resolved the problem as yet; the region also was mired in a recession as 2012 drew to a close. In Asia, Japan continues to struggle with low economic growth,

*    Dividends are not guaranteed.

2 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 deflation, high levels of debt, and an aging population. In the emerging markets, China and other developing economies, while generally in better shape than most "developed" markets, also face a range of ongoing challenges.

While most of the risks outlined above are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility tied to these factors.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

In 2013, Pioneer proudly celebrates its 85th anniversary. Since 1928, our investment teams have sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 3

Portfolio Management Discussion | 12/31/12

In the following interview, portfolio manager David Eurkus reviews the market environment for municipal investments and the performance of AMT-Free Municipal Fund during the 12 months ended December 31, 2012. Mr. Eurkus, senior vice president and portfolio manager at Pioneer, is the lead portfolio manager of the Fund, which he co-manages with Timothy Pynchon, vice president and portfolio manager at Pioneer.

Q How would you characterize the investment environment for municipal bonds during the 12 months ended December 31, 2012?

A Throughout 2012, the environment was conducive to continued declines in taxable and tax-exempt interest rates. The U.S. economy continued to grow, though at a moderate pace, and we saw no significant inflationary pressures on the domestic front. The U.S. Federal Reserve (the Fed) continued to state that short-term interest rates would remain near zero, though by year-end the Fed had begun linking any future adjustments in short-term rates with unemployment and inflation levels.

     In the face of the (now-averted) January 2013 "fiscal cliff" threat in Washington (where automatic tax hikes and dramatic spending cuts were scheduled to kick in without Congressional action), investors throughout the year foresaw no major changes in the fixed-income environment and continued to purchase tax-exempt bonds in high volume, due to the bonds' attractive tax-equivalent yields when compared with short-and longer-term taxable alternatives. An increase in municipal bond supply coming to the market during the period was easily absorbed by healthy investor demand.

     During the 12-month period, municipal bonds' price performance was strong, as bouts of economic turmoil within the euro zone meant that more fixed-income investors were looking to invest in credits here in the United States, including municipal bonds. Additionally, we continued to see an improvement in the fiscal conditions of many states and municipalities, as municipal leaders were, in many cases, able to trim their government's budgets as needed, and to exert sound fiscal management. As a result, revenue streams for many states and cities improved during the period.

4 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

Q How did the Fund perform in that environment during the 12 months ended December 31, 2012?

A Pioneer AMT-Free Municipal Fund's Class A shares returned 12.87% at net asset value during the 12 months ended December 31, 2012, while the Fund's benchmark, the Barclays Capital Municipal Bond Index (the Barclays Index), returned 6.78%. During the same period, the average return of the 252 mutual funds in Lipper's General Municipal Debt Funds Category was 8.84%.

Q How would you describe your overall investment strategy in managing the Fund during the 12 months ended December 31, 2012?

A Our principal portfolio strategy is to purchase and hold discounted long-term municipal bonds, as we believe those investments offer the highest yields in the tax-exempt marketplace. We believe that, over the long term, our broadly diversified* investment strategy can enable the Fund to outperform the Barclays Index and its Lipper peers. When investing the Fund's assets during the period, we continued to place a strong emphasis on investments in sectors that are considered vital to communities throughout the U.S., including the health care/hospitals, power and energy, public and private education, and transportation sectors.

     During the 12-month period, we maintained our emphasis on overall portfolio quality. As of year-end, 8.4% of the investments in the Fund's portfolio were rated AAA or the equivalent, and another 45.5% of the portfolio's holdings were rated A or AA. In addition, the Fund is broadly diversified across a wide range of municipal bond sectors.

Q What were the main factors in the Fund's outperformance of the Barclays Index during the 12 months ended December 31, 2012, and what investments, if any, detracted from performance?

A The largest contributions to the Fund's performance during the 12-month period came from the portfolio's long-duration positioning on the municipal yield curve as well as overweights to the four "key" municipal sectors we mentioned earlier. (Duration is a measure of a portfolio's price sensitivity to changes in interest rates.) In addition, the Fund's overweights to A-rated and Baa-rated bonds also aided relative performance.

     Among individual holdings, the Fund's position in Anaheim (California) Public Financing revenue bonds detracted just slightly from returns during the 12-month period.

     * Diversification does not assure a profit or protect against loss in a declining market.

                    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 5

     As we were comfortable with the bond positions already built into the portfolio over the previous two years - and with the Fund's long-duration stance - we did not make any significant alterations to the portfolio's structure during the 12-month period.

Q    What is your outlook?

A Looking forward, our outlook for municipal bonds remains optimistic. With the tax-rate component of the "fiscal cliff " negotiations behind us, and higher tax rates now a reality, the tax-free and tax-equivalent income generated by municipal bonds should become especially attractive. Despite a narrowing of municipal bond spreads over Treasuries, the fundamentals of municipal bonds as an asset class--such as a favorable supply/demand dynamic and a low default rate--have remained solid. (Credit spreads are commonly defined as the differences in yield between Treasury securities and other fixed-income investments with similar maturities.) As noted previously, finances at the state level have continued to improve, with 48 states projecting increased tax revenues in 2013.

     Potential headwinds do linger, however, with issues such as the debt-ceiling debate and budget sequestrations still needing to be resolved in Washington. With that said, we believe that the subject of broader tax reform, which could include proposed changes to municipals' tax exemption, is less likely to resurface now that tax-rate changes have been implemented as part of the "fiscal cliff" deal.

     The Fund will continue to hold select long-term tax-exempt bonds that we believe have the strongest opportunity to perform well. We will also continue to review the Fund's holdings to seek to ensure their integrity and quality as well as the timely payment of principal and interest on the investments. The Fund remains broadly diversified, and the vast majority of the portfolio's holdings are in bonds with dedicated revenue streams ("revenue bonds"), which we continue to monitor closely.

     We believe that Pioneer AMT-Free Municipal Fund continues to be a suitable vehicle for long-term investors seeking high income free from federal taxes.

6 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

Please refer to the Schedule of Investments on pages 16-30 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

A portion of income may be subject to local, state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may increase share price volatility.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

                    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 7

Portfolio Summary | 12/31/12

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                         8.4%
AA                                                                         23.7%
A                                                                          25.8%
BBB                                                                        28.3%
BB                                                                          2.5%
B                                                                           4.6%
Cash Equivalent                                                             0.4%
Not Rated                                                                   6.3%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Insured                                                                    24.3%
Health                                                                     24.1%
Education                                                                  10.3%
Special Revenues                                                            9.7%
Power                                                                       6.7%
Transportation                                                              6.0%
General Obligation                                                          4.9%
Pollution Control Revenue                                                   4.4%
Various Revenues                                                            3.2%
Escrowed                                                                    1.8%
Housing                                                                     1.7%
Water & Sewer                                                               1.6%
Reserves                                                                    1.3%

10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

 1. Massachusetts Health & Educational Facilities Authority, 5.5%, 7/1/32            1.85%
-----------------------------------------------------------------------------------------
 2. Public Authority for Colorado Energy, 6.5%, 11/15/38                             1.83
-----------------------------------------------------------------------------------------
 3. North Carolina Eastern Municipal Power Agency, 6.0%, 1/1/22                      1.67
-----------------------------------------------------------------------------------------
 4. Tampa-Hillsborough County Expressway Authority, 4.0%, 7/1/34 (Pre-Refunded)      1.61
-----------------------------------------------------------------------------------------
 5. Golden State Tobacco Securitization Corp., 5.125%, 6/1/47                        1.38
-----------------------------------------------------------------------------------------
 6. Texas Private Activity Bond Surface Transportation Corp., 7.0%, 6/30/40          1.35
-----------------------------------------------------------------------------------------
 7. Phoenix Civic Improvement Corp., 7/1/43                                          1.29
-----------------------------------------------------------------------------------------
 8. California Statewide Communities Development Authority, 5.0%, 8/15/47            1.27
-----------------------------------------------------------------------------------------
 9. FYI Properties, 5.5%, 6/1/39                                                     1.20
-----------------------------------------------------------------------------------------
10. California Statewide Communities Development Authority, 5.25%, 11/15/48          1.20
-----------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

Prices and Distributions | 12/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                        12/31/12                      12/31/11
--------------------------------------------------------------------------------
       A                            $14.56                        $13.40
--------------------------------------------------------------------------------
       B                            $14.46                        $13.30
--------------------------------------------------------------------------------
       C                            $14.44                        $13.29
--------------------------------------------------------------------------------
       Y                            $14.52                        $13.37
--------------------------------------------------------------------------------

Distributions per Share: 7/1/12-12/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment          Short-Term       Long-Term
      Class           Income             Capital Gains    Capital Gains
--------------------------------------------------------------------------------
       A             $0.5410                $   --          $    --
--------------------------------------------------------------------------------
       B             $0.4117                $   --          $    --
--------------------------------------------------------------------------------
       C             $0.4314                $   --          $    --
--------------------------------------------------------------------------------
       Y             $0.5776                $   --          $    --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Barclays Capital Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 10-13.

                    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 9

Performance Update | 12/31/12                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund at public offering price, compared to that of the Barclays Capital Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2012)
--------------------------------------------------------------------------------
                                     Net Asset                   Public Offering
Period                               Value (NAV)                 Price (POP)
--------------------------------------------------------------------------------
10 Years                              5.42%                      4.93%
5 Years                               6.35                       5.37
1 Year                               12.87                       7.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
                                     Gross                       Net
--------------------------------------------------------------------------------
                                     0.87%                       0.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                               Pioneer AMT-Free            Barclays Capital
                               Municipal Fund              Municipal Bond Index
12/31/2002                     $ 9,550                     $10,000
12/31/2003                     $10,091                     $10,531
12/31/2004                     $10,641                     $11,003
12/31/2005                     $11,152                     $11,390
12/31/2006                     $11,733                     $11,941
12/31/2007                     $11,897                     $12,343
12/31/2008                     $10,130                     $12,037
12/31/2009                     $12,562                     $13,592
12/31/2010                     $12,832                     $13,915
12/31/2011                     $14,338                     $15,404
12/31/2012                     $16,183                     $16,448

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer AMT-Free Municipal Fund acquired the assets and liabilities of predecessor fund Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class A shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance of the Fund's Class A shares would be lower than the performance shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

Performance Update | 12/31/12                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Barclays Capital Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2012)
--------------------------------------------------------------------------------
                                     If                          If
Period                               Held                        Redeemed
--------------------------------------------------------------------------------
10 Years                              4.53%                      4.53%
5 Years                               5.41                       5.41
1 Year                               11.94                       7.94
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
                                     Gross                       Net
--------------------------------------------------------------------------------
                                     1.74%                       1.72%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                               Pioneer AMT-Free            Barclays Capital
                               Municipal Fund              Municipal Bond Index
12/31/2002                     $10,000                     $10,000
12/31/2003                     $10,494                     $10,531
12/31/2004                     $10,974                     $11,003
12/31/2005                     $11,414                     $11,390
12/31/2006                     $11,912                     $11,941
12/31/2007                     $11,966                     $12,343
12/31/2008                     $10,100                     $12,037
12/31/2009                     $12,419                     $13,592
12/31/2010                     $12,575                     $13,915
12/31/2011                     $13,912                     $15,404
12/31/2012                     $15,573                     $16,448

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer AMT-Free Municipal Fund acquired the assets and liabilities of predecessor fund Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class B shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class B shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance of the Fund's Class B shares would be lower than the performance shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2014, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 11

Performance Update | 12/31/12                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Barclays Capital Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2012)
--------------------------------------------------------------------------------
                                     If                          If
Period                               Held                        Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(10/1/2003)                           4.56%                       4.56%
5 Years                               5.47                        5.47
1 Year                               12.03                       12.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.61%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                               Pioneer AMT-Free            Barclays Capital
                               Municipal Fund              Municipal Bond Index
10/31/2003                     $10,000                     $10,000
12/31/2003                     $10,210                     $10,188
12/31/2004                     $10,663                     $10,644
12/31/2005                     $11,065                     $11,018
12/31/2006                     $11,566                     $11,552
12/31/2007                     $11,643                     $11,940
12/31/2008                      $9,831                     $11,645
12/31/2009                     $12,086                     $13,148
12/31/2010                     $12,238                     $13,461
12/31/2011                     $13,564                     $14,902
12/31/2012                     $15,196                     $15,912

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer AMT-Free Municipal Fund acquired the assets and liabilities of predecessor fund Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class C shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance of the Fund's Class C shares would be lower than the performance shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

Performance Update | 12/31/12                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Barclays Capital Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2012)
--------------------------------------------------------------------------------
                                     If                          If
Period                               Held                        Redeemed
--------------------------------------------------------------------------------
10 Years                              5.57%                       5.57%
5 Years                               6.60                        6.60
1 Year                               13.12                       13.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
                                     Gross                       Net
--------------------------------------------------------------------------------
                                     0.57%                       0.55%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                               Pioneer AMT-Free            Barclays Capital
                               Municipal Fund              Municipal Bond Index
12/31/2002                     $5,000,000                  $5,000,000
12/31/2003                     $5,282,862                  $5,265,666
12/31/2004                     $5,570,904                  $5,501,578
12/31/2005                     $5,838,392                  $5,694,902
12/31/2006                     $6,144,344                  $5,970,704
12/31/2007                     $6,247,112                  $6,171,303
12/31/2008                     $5,337,307                  $6,018,606
12/31/2009                     $6,629,956                  $6,795,822
12/31/2010                     $6,785,017                  $6,957,510
12/31/2011                     $7,602,469                  $7,701,947
12/31/2012                     $8,599,563                  $8,224,124

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer AMT-Free Municipal Fund acquired the assets and liabilities of predecessor Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class Y shares of the Fund for periods prior to December 10, 2004, is based on the net asset value performance of the predecessor fund's Class A shares, which has not been restated to reflect differences in expenses, including 12b-1 fees applicable to Class A shares. If all the expenses of the Fund were reflected, the performance of the Fund's Class Y shares would be lower than the performance shown.

Performance shown for the period between December 10, 2004, and the inception of Class Y shares on November 10, 2006, reflects the NAV performance of Pioneer AMT-Free Municipal Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance of Class Y shares for the period between December 10, 2004, and the inception of Class Y shares on November 10, 2006, would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2014, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on actual returns from July 1, 2012, through December 31, 2012.

--------------------------------------------------------------------------------
Share Class                  A              B              C               Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00     $1,000.00      $1,000.00       $1,000.00
Value on 7/1/12
--------------------------------------------------------------------------------
Ending Account            $1,054.66     $1,049.50      $1,050.35       $1,055.42
Value (after expenses)
on 12/31/12
--------------------------------------------------------------------------------
Expenses Paid             $    4.24     $    8.86      $    8.14       $    2.84
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.82%, 1.72%, 1.58% and 0.55% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

14 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2012, through December 31, 2012.

--------------------------------------------------------------------------------
Share Class                   A             B              C               Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00     $1,000.00      $1,000.00       $1,000.00
Value on 7/1/12
--------------------------------------------------------------------------------
Ending Account            $1,021.01     $1,016.49      $1,017.19       $1,022.37
Value (after expenses)
on 12/31/12
--------------------------------------------------------------------------------
Expenses Paid                 $4.17         $8.72          $8.01           $2.80
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.82%, 1.72%, 1.58% and 0.55% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 15

Schedule of Investments | 12/31/12

-------------------------------------------------------------------------------------------------------------------------
 Shares                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                                               COMMON STOCK -- 0.1%
                                               Commercial Services & Supplies -- 0.1%
                                               Research & Consulting Services -- 0.1%
         200                                   Center For Medical Science, Inc.*                           $      640,000
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCK
                                               (Cost $640,000)                                             $      640,000
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
   Principal     Rate (c)       Ratings
   Amount ($)    (unaudited)    (unaudited)                                                                Value
-------------------------------------------------------------------------------------------------------------------------
                                               MUNICIPAL BONDS -- 97.9%
                                               Alabama -- 0.2%
   1,500,000                                   NR/NR Sylacauga Health Care Authority,
                                               6.0%, 8/1/35                                                $    1,519,905
-------------------------------------------------------------------------------------------------------------------------
                                               Arizona -- 4.5%
   1,000,000                        AA-/Aa3    Arizona Board of Regents, 4.0%, 6/1/31                      $    1,041,480
   5,145,000                         AA-/NR    Arizona Health Facilities Authority,
                                               5.5%, 1/1/38                                                     5,710,333
   3,345,000                         AA/Aa2    Maricopa County High School District
                                               No. 210-Phoenix, 3.5%, 7/1/25                                    3,443,979
   1,000,000                           A/A1    Maricopa County Pollution Control
                                               Corp., 5.0%, 6/1/35                                              1,111,700
   4,000,000                         AA/Aa3    Phoenix Civic Improvement Corp., 0.0%,
                                               7/1/25 (b)                                                       4,824,200
   8,005,000                         AA/Aa3    Phoenix Civic Improvement Corp., 0.0%,
                                               7/1/26 (b)                                                       9,699,498
  10,000,000                         AA/Aa3    Phoenix Civic Improvement Corp., 0.0%,
                                               7/1/43 (b)                                                      12,114,500
   3,470,000                         AA/Aa3    Pima County Industrial Development
                                               Authority, 5.0%, 7/1/20                                          4,005,525
     500,000                         BBB-/NR   Pima County Industrial Development
                                               Authority, 6.1%, 6/1/45                                            518,740
     949,000                         NR/Baa3   Pima County Industrial Development
                                               Authority, 6.75%, 7/1/31                                           953,128
                                                                                                           --------------
                                                                                                           $   43,423,083
-------------------------------------------------------------------------------------------------------------------------
                                               California -- 14.7%
  10,000,000                          A-/A3    Alameda Corridor Transportation
                                               Authority, 0.0%, 10/1/31 (b)                                $    3,882,600
   4,000,000                          A-/A3    Alameda Corridor Transportation
                                               Authority, 4.75%, 10/1/25                                        4,082,200
  10,865,000                        AA-/Aa3    Anaheim Public Financing Authority,
                                               0.0%, 9/1/23 (b)                                                 7,146,019
  12,595,000                        AA-/Aa3    Anaheim Public Financing Authority,
                                               0.0%, 9/1/36 (b)                                                 3,511,738
   1,000,000                        AAA/Aaa    California Educational Facilities
                                               Authority, 5.25%, 4/1/40                                         1,382,150
   2,000,000                           A/NR    California Health Facilities Financing
                                               Authority, 5.0%, 3/1/33                                          2,006,400

The accompanying notes are an integral part of these financial statements.

16 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

-------------------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
   Principal     Rate (c)       Ratings
   Amount ($)    (unaudited)    (unaudited)                                                                Value
-------------------------------------------------------------------------------------------------------------------------
                                               California -- (continued)
   2,000,000                           A/A3    California Health Facilities Financing
                                               Authority, 5.625%, 7/1/32                                   $    2,174,400
   4,000,000                       BBB/Baa2    California Municipal Finance Authority,
                                               5.25%, 2/1/37                                                    4,186,520
   4,875,000                        NR/Baa2    California Statewide Communities
                                               Development Authority, 5.0%, 5/15/30                             5,055,180
   4,125,000                        NR/Baa2    California Statewide Communities
                                               Development Authority, 5.0%, 5/15/38                             4,221,030
  11,455,000                      BBB+/Baa2    California Statewide Communities
                                               Development Authority, 5.0%, 8/15/47                            11,953,178
  10,000,000                        AA-/Aa3    California Statewide Communities
                                               Development Authority, 5.25%, 11/15/48                          11,272,300
   4,000,000                        NR/Baa1    California Statewide Communities
                                               Development Authority, 5.375%, 12/1/37                           4,233,080
  10,000,000                         AA-/A1    California Statewide Communities
                                               Development Authority, 5.75%, 7/1/47                            11,242,500
   4,000,000                          A-/NR    California Statewide Communities
                                               Development Authority, 5.75%, 8/15/38                            4,480,320
   1,000,000                         NR/Aa3    Franklin-Mckinley School District,
                                               6.0%, 7/1/16                                                     1,167,040
   2,100,000                        BBB-/WR    Fresno Joint Powers Financing Authority,
                                               4.75%, 9/1/28                                                    2,101,029
  15,000,000                          B-/B3    Golden State Tobacco Securitization
                                               Corp., 5.125%, 6/1/47                                           12,904,800
   2,500,000                       BBB+/Ba1    Inglewood Redevelopment Agency,
                                               4.75%, 5/1/38                                                    2,389,850
   3,000,000                        A-/Baa2    Long Beach Bond Finance Authority,
                                               5.5%, 11/15/37                                                   3,526,410
   4,000,000                          A-/NR    Madera Irrigation District California Water
                                               Revenue, 5.5%, 1/1/33                                            4,369,800
   3,680,000                        A-/Baa2    Madera Public Financing Authority,
                                               4.375%, 3/1/31                                                   3,799,011
   1,600,000                         AA-/WR    Oxnard School District, 4.375%, 8/1/33                           1,639,728
   2,180,000                         A/Baa2    Pomona Unified School District,
                                               6.55%, 8/1/29                                                    2,954,663
   1,000,000                          A-/NR    Redding Redevelopment Agency,
                                               4.5%, 9/1/26                                                     1,006,280
   3,000,000                          A-/NR    Rialto Redevelopment Agency,
                                               6.25%, 9/1/37                                                    3,175,020
   1,500,000                        AA-/Aa1    San Jose Evergreen Community College
                                               District, 5.0%, 8/1/41                                           1,722,615
   2,085,000                         NR/Aa2    San Juan Unified School District,
                                               5.0%, 8/1/25                                                     2,549,934
   1,500,000                          A/Ba1    Santa Cruz County Redevelopment
                                               Agency, 6.625%, 9/1/29                                           1,769,640
   1,405,000                         A+/Aa3    Santa Maria Joint Union High School
                                               District, 0.0%, 8/1/27 (b)                                         737,372

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 17

-------------------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
    Principal    Rate (c)       Ratings
   Amount ($)    (unaudited)    (unaudited)                                                                Value
-------------------------------------------------------------------------------------------------------------------------
                                               California -- (continued)
   3,500,000                         A+/Aa2    Saugus Union School District, 0.0%,
                                               8/1/23 (b)                                                  $    2,354,170
   7,000,000                          A-/A1    State of California, 4.25%, 8/1/33                               7,333,760
   3,750,000                         BB+/B3    Tobacco Securitization Authority of
                                               Southern California, 5.0%, 6/1/37                                3,338,250
   1,125,000                          B+/B2    Tobacco Securitization Authority of
                                               Southern California, 5.125%, 6/1/46                                962,212
                                                                                                           --------------
                                                                                                           $  140,631,199
-------------------------------------------------------------------------------------------------------------------------
                                               Colorado -- 4.2%
   2,750,000           5.25         AA-/Aa3    Colorado Health Facilities Authority,
                                               Floating Rate Note, 11/15/35                                $    3,031,270
  15,000,000                       BBB/Baa2    E-470 Public Highway Authority,
                                               0.0%, 9/1/23 (b)                                                 9,488,250
   5,000,000                       BBB/Baa2    E-470 Public Highway Authority,
                                               0.0%, 9/1/27 (b)                                                 2,551,500
  12,500,000                        A-/Baa2    Public Authority for Colorado Energy,
                                               6.5%, 11/15/38                                                  17,139,750
   2,500,000                        NR/Baa3    Regional Transportation District,
                                               6.0%, 1/15/26                                                    3,002,350
   1,250,000                        NR/Baa3    Regional Transportation District,
                                               6.0%, 1/15/34                                                    1,455,475
   1,000,000                        NR/Baa3    Regional Transportation District,
                                               6.0%, 1/15/41                                                    1,165,080
   2,000,000                        NR/Baa3    Regional Transportation District,
                                               6.5%, 1/15/30                                                    2,431,480
                                                                                                           --------------
                                                                                                           $   40,265,155
-------------------------------------------------------------------------------------------------------------------------
                                               Connecticut -- 1.1%
   4,795,000                        AAA/Aaa    Connecticut State Health &
                                               Educational Facility Authority,
                                               5.0%, 7/1/42                                                $    5,305,524
   1,000,000                          NR/NR    Connecticut State Health &
                                               Educational Facility Authority,
                                               5.5%, 7/1/17                                                     1,011,120
   1,500,000                           B/NR    Mohegan Tribe of Indians of
                                               Connecticut, 5.25%, 1/1/33 (144A)                                1,453,965
   2,470,000                           B/NR    Mohegan Tribe of Indians of
                                               Connecticut, 6.25%, 1/1/31                                       2,471,976
                                                                                                           --------------
                                                                                                           $   10,242,585
-------------------------------------------------------------------------------------------------------------------------
                                               Delaware -- 0.6%
   5,000,000                        NR/Baa3    Delaware State Economic
                                               Development Authority, 5.375%,
                                               10/1/45                                                     $    5,398,600
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

-------------------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
   Principal     Rate (c)       Ratings
   Amount ($)    (unaudited)    (unaudited)                                                                Value
-------------------------------------------------------------------------------------------------------------------------
                                               District of Columbia -- 1.9%
  10,000,000                       BBB/Baa1    District of Columbia Tobacco Settlement
                                               Financing Corp., 6.75%, 5/15/40                             $   10,100,100
   7,950,000                          NR/A1    District of Columbia, 4.25%, 6/1/37                              8,110,192
                                                                                                           --------------
                                                                                                           $   18,210,292
-------------------------------------------------------------------------------------------------------------------------
                                               Florida -- 6.0%
   7,500,000                        NR/Baa1    City of Tallahassee Florida, 6.375%,
                                               12/1/30                                                     $    7,626,825
     520,000                          NR/NR    County of Madison Florida, 6.0%,
                                               7/1/25                                                             506,074
   5,000,000                           A/A2    County of Miami-Dade Florida Aviation
                                               Revenue, 5.5%, 10/1/41                                           5,699,400
   4,885,000                          A/Aa3    County of Miami-Dade Florida, 5.0%,
                                               6/1/22                                                           5,266,128
   8,000,000                        AA+/Aa1    Escambia County Health Facilities
                                               Authority, 5.25%, 11/15/32                                       8,102,560
   3,000,000                       NR/Baa1     Escambia County Health Facilities
                                               Authority, 6.0%, 8/15/36                                         3,426,660
   1,390,000                          NR/NR    Florida Development Finance Corp.,
                                               6.0%, 9/15/30                                                    1,527,235
   1,830,000                         A+/Aa3    Greater Orlando Aviation Authority,
                                               5.0%, 10/1/25                                                    2,147,816
   2,255,000                          BB/NR    Lee County Industrial Development
                                               Authority Florida, 4.75%, 6/15/14                                2,290,787
   2,000,000                          BB/NR    Lee County Industrial Development
                                               Authority Florida, 5.375%, 6/15/37                               2,005,820
   3,400,000                          NR/NR    St. Johns County Industrial Development
                                               Authority, 6.0%, 8/1/45                                          3,819,628
  13,780,000                          A-/A3    Tampa-Hillsborough County Expressway
                                               Authority, 4.0%, 7/1/34 (Pre-Refunded)                          15,091,029
                                                                                                           --------------
                                                                                                           $   57,509,962
-------------------------------------------------------------------------------------------------------------------------
                                               Georgia -- 1.5%
   5,750,000                         A/Baa1    Burke County Development Authority,
                                               7.0%, 1/1/23                                                $    6,836,980
   5,000,000                        A-/Baa2    Main Street Natural Gas, Inc.,
                                               5.5%, 9/15/28                                                    6,064,900
   1,500,000                           A/A2    Municipal Electric Authority of Georgia,
                                               5.625%, 1/1/26                                                   1,796,805
                                                                                                           --------------
                                                                                                           $   14,698,685
-------------------------------------------------------------------------------------------------------------------------
                                               Idaho -- 0.1%
   1,400,000                         NR/Aa1    Idaho Board Bank Authority, 3.0%,
                                               9/15/32                                                     $    1,331,638
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 19

-------------------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
   Principal     Rate (c)       Ratings
   Amount ($)    (unaudited)    (unaudited)                                                                Value
-------------------------------------------------------------------------------------------------------------------------
                                               Illinois -- 3.0%
   1,580,000                          NR/A3    Illinois Finance Authority, 5.25%,
                                               10/1/24                                                     $    1,702,134
   1,000,000                      BBB+/Baa2    Illinois Finance Authority, 5.25%,
                                               5/1/40                                                           1,064,970
   4,000,000                        BBB-/NR    Illinois Finance Authority, 5.5%,
                                               8/15/30                                                          4,290,920
   1,600,000                        AA-/Aa3    Illinois Finance Authority, 6.0%,
                                               8/15/25                                                          1,699,376
   1,000,000                          NR/NR    Illinois Finance Authority, 6.125%,
                                               5/15/27                                                          1,040,680
   5,000,000                        NR/Baa3    Illinois Finance Authority, 6.5%, 4/1/39                         5,693,850
  20,000,000                         AAA/A3    Metropolitan Pier & Exposition
                                               Authority, 0.0%, 6/15/39 (b)                                     5,600,000
   5,000,000                        AA+/Aaa    Metropolitan Pier & Exposition
                                               Authority, 7.0%, 7/1/26 (Pre-Refunded)                           7,212,700
                                                                                                           --------------
                                                                                                           $   28,304,630
-------------------------------------------------------------------------------------------------------------------------
                                               Indiana -- 2.4%
   3,500,000                        NR/Baa2    Delaware County Hospital Authority
                                               Indiana, 5.0%, 8/1/24                                       $    3,741,080
   2,000,000                         AA/Aa2    Indiana Bond Bank, 5.5%, 2/1/29                                  2,265,380
   2,000,000                          BB/B1    Indiana Finance Authority, 6.0%,
                                               12/1/26                                                          2,049,120
   5,000,000                          A+/A1    Indiana Health & Educational Facilities
                                               Financing Authority, 4.75%, 2/15/34                              5,216,250
   7,000,000                          A+/A1    Indiana Health & Educational Facilities
                                               Financing Authority, 5.0%, 2/15/39                               7,549,430
     500,000                         AA/Aa1    Indianapolis Local Public Improvement
                                               Bond Bank, 6.0%, 1/10/20                                           578,395
     650,000                          AA/NR    Indianapolis Local Public Improvement
                                               Bond Bank, 6.75%, 2/1/14
                                               (Pre-Refunded)                                                     669,130
     515,000                          A-/A1    Lawrence Township Metropolitan School
                                               District, 6.75%, 7/5/13                                            521,695
                                                                                                           --------------
                                                                                                           $   22,590,480
-------------------------------------------------------------------------------------------------------------------------
                                               Louisiana -- 2.7%
   6,000,000                      BBB-/Baa2    Jefferson Parish Hospital Service
                                               District No. 2, 6.375%, 7/1/41                              $    7,032,480
     615,000                      BBB+/Baa1    Louisiana Local Government
                                               Environmental Facilities & Community
                                               Development Authority, 5.25%, 12/1/18                              648,825
  10,000,000                        NR/Baa1    Louisiana Public Facilities Authority,
                                               5.5%, 5/15/47                                                   10,625,900
     500,000                        AA-/Aa3    Louisiana State Citizens Property
                                               Insurance Corp., 5.0%, 6/1/24                                      579,565

The accompanying notes are an integral part of these financial statements.

20 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

-------------------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
   Principal     Rate (c)       Ratings
   Amount ($)    (unaudited)    (unaudited)                                                                Value
-------------------------------------------------------------------------------------------------------------------------
                                               Louisiana -- (continued)
     400,000                          A-/A3    Louisiana State Citizens Property
                                               Insurance Corp., 5.0%, 6/1/24                               $      457,664
   3,000,000                       BBB/Baa2    Parish of St. John the Baptist Louisiana,
                                               5.125%, 6/1/37                                                   3,195,270
   3,000,000                          A-/A3    Tobacco Settlement Financing Corp.
                                               Louisiana, 5.875%, 5/15/39                                       3,059,970
                                                                                                           --------------
                                                                                                           $   25,599,674
-------------------------------------------------------------------------------------------------------------------------
                                               Maine -- 1.0%
   4,500,000                        NR/Baa3    Maine Health & Higher Educational
                                               Facilities Authority, 6.75%, 7/1/36                         $    5,423,940
   3,040,000                        NR/Baa3    Maine Health & Higher Educational
                                               Facilities Authority, 6.95%, 7/1/41                              3,680,862
                                                                                                           --------------
                                                                                                           $    9,104,802
-------------------------------------------------------------------------------------------------------------------------
                                               Maryland -- 1.4%
   3,000,000                        BB+/Ba2    County of Frederick Maryland,
                                               5.625%, 9/1/38                                              $    3,015,990
     900,000                          NR/NR    Maryland Economic Development
                                               Corp., 5.0%, 12/1/16                                               817,884
     400,000                          NR/NR    Maryland Economic Development
                                               Corp., 5.0%, 12/1/16                                               363,504
   1,000,000                          NR/NR    Maryland Economic Development
                                               Corp., 5.0%, 12/1/31                                               686,990
   1,200,000                          BB/NR    Maryland Economic Development
                                               Corp., 5.75%, 9/1/25                                             1,334,892
   2,000,000                           A/A3    Maryland Economic Development
                                               Corp., 6.2%, 9/1/22                                              2,447,260
   4,400,000                        NR/Baa3    Maryland Health & Higher Educational
                                               Facilities Authority, 5.75%, 7/1/38                              4,749,756
                                                                                                           --------------
                                                                                                           $   13,416,276
-------------------------------------------------------------------------------------------------------------------------
                                               Massachusetts -- 10.0%
   4,000,000                         NR/Aa2    City of Pittsfield Massachusetts,
                                               5.0%, 3/1/19                                                $    4,860,320
   2,000,000                          NR/A2    Massachusetts Development Finance
                                               Agency, 4.0%, 10/1/35                                            2,097,100
   2,500,000                         A+/Aa3    Massachusetts Development Finance
                                               Agency, 4.0%, 9/1/49                                             2,474,625
   1,000,000                          A-/A3    Massachusetts Development Finance
                                               Agency, 5.0%, 10/1/21                                            1,229,550
   1,000,000                          A-/A3    Massachusetts Development Finance
                                               Agency, 5.0%, 10/1/22                                            1,212,190
   1,000,000                        BBB+/A3    Massachusetts Development Finance
                                               Agency, 5.0%, 10/1/30                                            1,115,360

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 21

-------------------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
   Principal     Rate (c)       Ratings
   Amount ($)    (unaudited)    (unaudited)                                                                Value
-------------------------------------------------------------------------------------------------------------------------
                                               Massachusetts -- (continued)
     500,000                        BBB+/A3    Massachusetts Development Finance
                                               Agency, 5.0%, 10/1/31                                       $      556,880
   1,585,000                        AA+/Aa1    Massachusetts Development Finance
                                               Agency, 5.0%, 6/1/25                                             1,893,790
   1,250,000                          A+/A1    Massachusetts Development Finance
                                               Agency, 5.0%, 9/1/50                                             1,389,588
   1,000,000                        A-/Baa1    Massachusetts Development Finance
                                               Agency, 5.125%, 7/1/26                                           1,115,860
    235,000                        BBB/Baa2    Massachusetts Development Finance
                                               Agency, 5.15%, 10/1/14                                             241,632
   1,680,000                         BBB/NR    Massachusetts Development Finance
                                               Agency, 5.25%, 10/1/29                                           1,784,866
   3,320,000                         BBB/NR    Massachusetts Development Finance
                                               Agency, 5.25%, 10/1/37                                           3,468,470
   1,980,000                         AA-/A1    Massachusetts Development Finance
                                               Agency, 5.375%, 4/1/41                                           2,245,439
     500,000                        BBB-/NR    Massachusetts Development Finance
                                               Agency, 5.5%, 1/1/35                                               505,080
   1,100,000                       BBB/Baa2    Massachusetts Development Finance
                                               Agency, 5.625%, 10/1/24                                          1,140,227
   1,000,000                       BBB/Baa2    Massachusetts Development Finance
                                               Agency, 5.7%, 10/1/34                                            1,030,230
   6,185,000                           A/WR    Massachusetts Development Finance
                                               Agency, 5.75%, 1/1/42                                            8,227,287
   2,635,000                          NR/NR    Massachusetts Development Finance
                                               Agency, 6.25%, 10/15/17                                          2,881,267
   1,000,000                         BBB/NR    Massachusetts Development Finance
                                               Agency, 6.75%, 1/1/36                                            1,215,720
   1,000,000                         BBB/NR    Massachusetts Development Finance
                                               Agency, 7.0%, 7/1/42                                             1,180,670
   2,000,000                          NR/A2    Massachusetts Health & Educational
                                               Facilities Authority, 4.125%, 10/1/37                            2,110,880
   4,500,000                          BB/NR    Massachusetts Health & Educational
                                               Facilities Authority, 4.625%, 8/15/28                            4,462,740
   3,750,000                      BBB+/Baa1    Massachusetts Health & Educational
                                               Facilities Authority, 5.25%, 7/1/38                              3,988,912
   1,550,000                      BBB-/Baa3    Massachusetts Health & Educational
                                               Facilities Authority, 5.25%, 7/15/18                             1,552,216
   2,335,000                      BBB-/Baa3    Massachusetts Health & Educational
                                               Facilities Authority, 5.375%, 7/1/35                             2,527,124
  12,000,000                        AAA/Aaa    Massachusetts Health & Educational
                                               Facilities Authority, 5.5%, 7/1/32                              17,366,039
   1,000,000                        AA-/Aa3    Massachusetts Port Authority, 5.0%,
                                               7/1/32                                                           1,179,660
   1,000,000                        AA-/Aa3    Massachusetts Port Authority, 5.0%,
                                               7/1/33                                                           1,173,290

The accompanying notes are an integral part of these financial statements.

22 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

-------------------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
   Principal     Rate (c)       Ratings
   Amount ($)    (unaudited)    (unaudited)                                                                Value
-------------------------------------------------------------------------------------------------------------------------
                                               Massachusetts -- (continued)
   7,000,000                        AA+/Aa1    Massachusetts School Building Authority,
                                               5.0%, 8/15/29                                               $    8,521,660
   3,975,000                         AA/Aa2    Massachusetts State College Building
                                               Authority, 5.0%, 5/1/28                                          4,742,771
   2,000,000                         AAA/NR    Town of Chatham Massachusetts, 3.5%,
                                               6/15/37                                                          2,027,360
   4,500,000                         AA+/NR    Town of Wilmington Massachusetts,
                                               4.0%, 3/15/37                                                    4,697,235
                                                                                                           --------------
                                                                                                           $   96,216,038
-------------------------------------------------------------------------------------------------------------------------
                                               Michigan -- 1.9%
   3,000,000                        AA-/Aa3    City of Detroit Michigan Water Supply
                                               System Revenue, 6.25%, 7/1/36                               $    3,491,070
   1,500,000                         BB-/NR    John Tolfree Health System Corp.,
                                               6.0%, 9/15/23                                                    1,499,880
   1,405,000                          NR/NR    Meridian Economic Development Corp.
                                               Michigan, 5.25%, 7/1/26                                          1,405,464
   3,285,000                          NR/NR    Michigan Public Educational Facilities
                                               Authority, 5.875%, 6/1/37                                        3,301,885
   2,000,000                          NR/NR    Michigan State Hospital Finance
                                               Authority, 5.25%, 11/15/25                                       2,024,760
   5,000,000                        AA+/Aa1    Michigan State Hospital Finance
                                               Authority, 5.25%, 11/15/26                                       5,063,700
   1,000,000                          NR/NR    Michigan State Hospital Finance
                                               Authority, 5.5%, 11/15/35                                        1,007,430
                                                                                                           --------------
                                                                                                           $   17,794,189
-------------------------------------------------------------------------------------------------------------------------
                                               Mississippi -- 1.3%
   7,950,000                       BBB-/Ba1    County of Lowndes Mississippi,
                                               6.8%, 4/1/22                                                $    9,359,932
   2,750,000                       BBB/Baa3    County of Warren Mississippi,
                                               5.8%, 5/1/34                                                     3,112,120
                                                                                                           --------------
                                                                                                           $   12,472,052
-------------------------------------------------------------------------------------------------------------------------
                                               Missouri -- 0.0%+
      80,000                         NR/Aaa    Missouri State Environmental
                                               Improvement & Energy Resources
                                               Authority, 5.125%, 1/1/20                                   $       80,314
-------------------------------------------------------------------------------------------------------------------------
                                               Montana -- 0.3%
   2,785,000                          A-/A3    City of Forsyth Montana, 5.0%, 3/1/31                       $    2,821,428
-------------------------------------------------------------------------------------------------------------------------
                                               New Hampshire -- 1.2%
   5,000,000                          A-/NR    New Hampshire Health & Education
                                               Facilities Authority, 5.0%, 10/1/32                         $    5,249,350
   3,750,000                          A-/NR    New Hampshire Health & Education
                                               Facilities Authority, 5.0%, 10/1/37                              3,917,138

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 23

-------------------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
   Principal     Rate (c)       Ratings
   Amount ($)    (unaudited)    (unaudited)                                                                Value
-------------------------------------------------------------------------------------------------------------------------
                                               New Hampshire -- (continued)
   2,000,000                      BBB+/Baa1    New Hampshire Health & Education
                                               Facilities Authority, 5.75%, 7/1/22                         $    2,025,140
                                                                                                           --------------
                                                                                                           $   11,191,628
-------------------------------------------------------------------------------------------------------------------------
                                               New    Jersey -- 1.8%
   1,250,000                       BBB/Baa3    Camden County Improvement Authority,
                                               5.75%, 2/15/34                                              $    1,304,188
     475,000                      NR/NR New    Jersey Economic Development
                                               Authority, 5.3%, 11/1/26                                           476,368
     450,000                      NR/NR New    Jersey Economic Development
                                               Authority, 5.375%, 11/1/36                                         430,038
     610,000                          NR/NR    New Jersey Economic Development
                                               Authority, 5.75%, 1/1/25                                           618,314
   3,000,000                        AAA/Aaa    New Jersey Educational Facilities
                                               Authority, 5.0%, 7/1/39                                          3,525,930
   5,115,000                      BBB-/Baa3    New Jersey Health Care Facilities
                                               Financing Authority, 5.25%, 7/1/30                               5,380,213
   3,500,000                          NR/NR    New Jersey Health Care Facilities
                                               Financing Authority, 7.25%, 7/1/27                               3,501,050
   2,000,000                          A+/A1    New Jersey Transportation Trust Fund
                                               Authority, 5.5%, 6/15/41                                         2,303,200
                                                                                                           --------------
                                                                                                           $   17,539,301
-------------------------------------------------------------------------------------------------------------------------
                                               New    Mexico -- 0.1%
   1,000,000                           A/NR    County of Dona Ana New Mexico,
                                               5.25%, 12/1/25                                              $    1,035,900
-------------------------------------------------------------------------------------------------------------------------
                                               New York -- 3.3%
   2,500,000                        BBB+/A3    Albany Industrial Development
                                               Agency, 5.25%, 11/15/32                                     $    2,722,350
   6,000,000                        AAA/Aaa    New York State Dormitory Authority,
                                               5.0%, 10/1/41                                                    6,994,980
   2,145,000                      BBB+/Baa1    New York State Dormitory Authority,
                                               5.0%, 7/1/21                                                     2,567,029
   5,515,000                         BBB/WR    New York State Dormitory Authority,
                                               5.25%, 7/1/24                                                    6,456,576
   5,250,000                        AA-/Aa3    New York State Dormitory Authority,
                                               7.5%, 5/15/13                                                    5,391,015
   1,000,000                      BBB-/Baa3    Port Authority of New York & New
                                               Jersey, 6.0%, 12/1/36                                            1,188,260
   3,400,000                      BBB-/Baa3    Port Authority of New York & New
                                               Jersey, 6.0%, 12/1/42                                            4,040,084
   1,500,000                        AA-/Aa3    Port Authority of New York & New
                                               Jersey, 6.125%, 6/1/94                                           1,867,905
                                                                                                           --------------
                                                                                                           $   31,228,199
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

-------------------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
   Principal     Rate (c)       Ratings
   Amount ($)    (unaudited)    (unaudited)                                                                Value
-------------------------------------------------------------------------------------------------------------------------
                                               North Carolina -- 1.6%
  12,000,000                        A-/Baa1    North Carolina Eastern Municipal
                                               Power Agency, 6.0%, 1/1/22                                  $   15,681,960
-------------------------------------------------------------------------------------------------------------------------
                                               Ohio -- 2.8%
  10,000,000                          B-/B3    Buckeye Tobacco Settlement
                                               Financing Authority, 5.75%, 6/1/34                          $    8,875,300
   6,000,000                          B-/B3    Buckeye Tobacco Settlement
                                               Financing Authority, 6.5%, 6/1/47                                5,838,960
   2,000,000                        AAA/Aaa    City of Cincinnati Ohio Water System
                                               Revenue, 5.0%, 12/1/36                                           2,312,560
   1,000,000                        AAA/Aaa    City of Cincinnati Ohio Water System
                                               Revenue, 5.0%, 12/1/37                                           1,157,130
   1,500,000                          NR/NR    County of Cuyahoga Ohio, 6.0%, 5/15/37                           1,546,290
   1,500,000                          NR/NR    County of Cuyahoga Ohio, 6.0%, 5/15/42                           1,545,105
   5,000,000                          NR/A3    County of Lake Ohio, 6.0%, 8/15/43                               5,530,550
                                                                                                           --------------
                                                                                                           $   26,805,895
-------------------------------------------------------------------------------------------------------------------------
                                               Oklahoma -- 0.7%
   5,590,000                       BBB/Baa2    McGee Creek Authority, 6.0%, 1/1/23                         $    6,472,270
-------------------------------------------------------------------------------------------------------------------------
                                               Oregon -- 0.5%
   2,000,000                         AA+/NR    Multnomah County School District
                                               No. 40, 0.0%, 6/15/30 (b)                                   $    1,149,120
   2,000,000                         AA+/NR    Multnomah County School District
                                               No. 40, 0.0%, 6/15/31 (b)                                        1,094,760
   1,715,000                         AA+/NR    Multnomah County School District
                                               No. 40, 0.0%, 6/15/32 (b)                                          888,319
   1,365,000                          A+/A1    Oregon Health & Science University,
                                               3.75%, 7/1/27                                                    1,440,293
                                                                                                           --------------
                                                                                                           $    4,572,492
-------------------------------------------------------------------------------------------------------------------------
                                               Pennsylvania -- 5.0%
   2,190,000                          NR/WR    Allentown Area Hospital Authority,
                                               6.0%, 11/15/16                                              $    2,229,092
  10,000,000                        A-/Baa2    Lehigh County Industrial Development
                                               Authority, 4.75%, 2/15/27                                       10,277,400
   1,000,000                         BBB/NR    Montgomery County Industrial
                                               Development Authority Pennsylvania,
                                               5.0%, 12/1/24                                                    1,048,210
   1,000,000                         BBB/NR    Montgomery County Industrial
                                               Development Authority Pennsylvania,
                                               5.0%, 12/1/30                                                    1,034,510
   3,000,000                        BBB+/A3    Northampton County General Purpose
                                               Authority, 5.5%, 8/15/40                                         3,255,870
   1,000,000                      BBB-/Baa3    Pennsylvania Higher Educational
                                               Facilities Authority, 5.0%, 7/1/42                               1,045,840

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 25

-------------------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
   Principal     Rate (c)       Ratings
   Amount ($)    (unaudited)    (unaudited)                                                                Value
-------------------------------------------------------------------------------------------------------------------------
                                               Pennsylvania -- (continued)
   1,000,000                      BBB-/Baa3    Pennsylvania Higher Educational
                                               Facilities Authority, 6.0%, 7/1/43                          $    1,129,180
  11,500,000           0.89         BBB+/WR    Pennsylvania Higher Educational
                                               Facilities Authority, Floating Rate
                                               Note, 7/1/39                                                     7,744,790
   5,000,000                          A-/A3    Pennsylvania Turnpike Commission,
                                               5.3%, 12/1/41                                                    5,509,100
   2,000,000                         AA/Aa2    Philadelphia Hospitals & Higher
                                               Education Facilities Authority, 4.5%,
                                               7/1/37                                                           2,108,160
  10,900,000                       BBB-/Ba1    Philadelphia Hospitals & Higher
                                               Education Facilities Authority, 5.0%,
                                               7/1/34                                                          11,142,089
   1,000,000                        AA-/Aa3    Sports & Exhibition Authority of
                                               Pittsburgh and Allegheny County,
                                               5.0%, 2/1/30                                                     1,116,760
                                                                                                           --------------
                                                                                                           $   47,641,001
-------------------------------------------------------------------------------------------------------------------------
                                               Puerto Rico -- 0.6%
     925,000                       BBB/Baa3    Puerto Rico Public Buildings Authority,
                                               5.25%, 7/1/33                                               $      912,438
      75,000                        NR/Baa3    Puerto Rico Public Buildings Authority,
                                               5.25%, 7/1/33 (Pre-Refunded)                                        80,376
   5,000,000                        AA-/Aa3    Puerto Rico Sales Tax Financing Corp.,
                                               5.25%, 8/1/57                                                    5,216,000
                                                                                                           --------------
                                                                                                           $    6,208,814
-------------------------------------------------------------------------------------------------------------------------
                                               Rhode Island -- 0.5%
   5,200,000                         BB/Ba1    Tobacco Settlement Financing Corp.
                                               Rhode Island, 6.25%, 6/1/42                                 $    5,270,252
-------------------------------------------------------------------------------------------------------------------------
                                               South Carolina -- 1.6%
   8,265,000                        AA-/Aa3    South Carolina State Public Service
                                               Authority, 5.0%, 12/1/43                                    $    9,237,956
   6,000,000                          NR/A1    South Carolina Transportation
                                               Infrastructure Bank, 3.625%, 10/1/33                             5,926,380
     500,000                        AA+/Aaa    State of South Carolina, 5.0%, 4/1/20                              631,050
                                                                                                           --------------
                                                                                                           $   15,795,386
-------------------------------------------------------------------------------------------------------------------------
                                               South Dakota -- 0.1%
      65,000                         NR/Aaa    South Dakota Conservancy District,
                                               5.625%, 8/1/17 (Pre-Refunded)                               $       65,285
   1,000,000                          A+/A1    South Dakota Health & Educational
                                               Facilities Authority, 5.0%, 7/1/42                               1,089,500
                                                                                                           --------------
                                                                                                           $    1,154,785
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

-------------------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
   Principal     Rate (c)       Ratings
   Amount ($)    (unaudited)    (unaudited)                                                                Value
-------------------------------------------------------------------------------------------------------------------------
                                               Tennessee -- 0.5%
   4,000,000                         AA/Aa1    Metropolitan Government of Nashville
                                               & Davidson County Tennessee, 4.0%,
                                               7/1/24                                                      $    4,599,440
-------------------------------------------------------------------------------------------------------------------------
                                               Texas -- 7.0%
   7,100,000                      BBB-/Baa3    Central Texas Regional Mobility
                                               Authority, 0.0%, 1/1/25 (b)                                 $    4,147,749
   3,000,000                      BBB-/Baa3    Central Texas Regional Mobility
                                               Authority, 0.0%, 1/1/26 (b)                                      1,642,050
   3,000,000                      BBB-/Baa3    Central Texas Regional Mobility
                                               Authority, 0.0%, 1/1/27 (b)                                      1,557,000
   2,500,000                        BB+/Ba1    Central Texas Regional Mobility
                                               Authority, 6.75%, 1/1/41                                         2,914,600
   8,285,000                        AA+/Aa2    Dallas Area Rapid Transit, 5.25%,
                                               12/1/29                                                         11,005,048
  10,000,000                        BBB+/A3    Dallas County Utility & Reclamation
                                               District, 5.375%, 2/15/29                                       10,917,200
     390,000                        AAA/Aaa    Houston Higher Education Finance
                                               Corp., 5.0%, 5/15/40                                               447,342
   2,000,000                         NR/Aaa    La Joya Independent School District,
                                               4.0%, 2/15/22                                                    2,358,500
      20,000                          NR/A1    Lower Colorado River Authority, 5.25%,
                                               5/15/21 (Pre-Refunded)                                              20,342
   2,000,000                          A-/A2    North Texas Tollway Authority, 5.0%,
                                               1/1/38                                                           2,208,780
   3,000,000                          A+/A1    Richardson Hospital Authority, 6.0%,
                                               12/1/34                                                          3,072,720
   1,000,000                         BBB/NR    Seguin Higher Education Facilities
                                               Corp., 5.0%, 9/1/23                                              1,024,850
   5,000,000                        AA+/Aaa    State of Texas, 5.0%, 8/1/27                                     6,091,300
   4,000,000                         BBB/A3    Texas Municipal Gas Acquisition &
                                               Supply Corp., III, 5.0%, 12/15/31                                4,292,480
  10,410,000                        NR/Baa3    Texas Private Activity Bond Surface
                                               Transportation Corp., 7.0%, 6/30/40                             12,669,386
   2,255,000                         BBB/NR    Texas State Public Finance Authority
                                               Charter School Finance Corp., 6.2%,
                                               2/15/40                                                          2,671,363
                                                                                                           --------------
                                                                                                           $   67,040,710
-------------------------------------------------------------------------------------------------------------------------
                                               Utah -- 0.1%
     500,000                        BBB-/NR    Utah State Charter School Finance
                                               Authority, 5.75%, 7/15/20                                   $      538,910
-------------------------------------------------------------------------------------------------------------------------
                                               Vermont -- 0.1%
   1,295,000                       BBB-/Baa    Vermont Educational & Health
                                               Buildings Financing Agency, 5.0%,
                                               7/1/24                                                      $    1,266,225
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 27

-------------------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
   Principal     Rate (c)       Ratings
   Amount ($)    (unaudited)    (unaudited)                                                                Value
-------------------------------------------------------------------------------------------------------------------------
                                               Virginia -- 3.3%
   5,000,000                       BBB/Baa2    Chesapeake Bay Bridge & Tunnel District,
                                               5.5%, 7/1/25                                                $    5,864,150
   1,500,000                          NR/WR    Prince William County Industrial
                                               Development Authority, 5.2%,
                                               10/1/26 (Pre-Refunded)                                           1,584,240
   3,925,000                          NR/WR    Prince William County Industrial
                                               Development Authority, 5.35%,
                                               10/1/36 (Pre-Refunded)                                           4,149,824
  13,990,000                          B-/B2    Tobacco Settlement Financing Corp.
                                               Virginia, 5.0%, 6/1/47                                          11,198,016
   7,500,000                      BBB+/Baa1    Washington County Industrial
                                               Development Authority Virginia,
                                               7.75%, 7/1/38                                                    9,317,175
                                                                                                           --------------
                                                                                                           $   32,113,405
-------------------------------------------------------------------------------------------------------------------------
                                               Washington -- 7.7%
  10,000,000                        AA+/Aa1    City of Seattle Washington, 4.0%,
                                               9/1/37                                                      $   10,333,300
   1,400,000                         AA/Aa3    Douglas County Public Utility District
                                               No. 1, 4.0%, 12/1/41                                             1,436,904
  10,000,000                          AA/NR    FYI Properties, 5.5%, 6/1/39                                    11,281,100
   1,000,000                        AA+/Aa1    King & Snohomish Counties School
                                               District No. 417 Northshore, 5.0%,
                                               12/1/30                                                          1,201,150
   1,000,000                        AA+/Aa1    King & Snohomish Counties School
                                               District No. 417 Northshore, 5.0%,
                                               12/1/31                                                          1,193,770
  10,000,000                         AAA/NR    King County Housing Authority, 5.5%,
                                               5/1/38                                                          10,947,100
   3,000,000                          A/Aa3    King County Public Hospital District
                                               No. 1, 5.25%, 12/1/37                                            3,369,630
   1,000,000                        AA+/Aa1    Pierce County School District No. 3
                                               Puyallup, 5.0%, 12/1/23                                          1,240,470
  10,500,000                       BBB/Baa1    Tobacco Settlement Authority of
                                               Washington, 6.625%, 6/1/32                                      10,814,790
   5,600,000                        AA+/Aaa    University of Washington, 5.0%, 6/1/37                           6,276,088
   1,000,000                         AA/Aa2    Washington Health Care Facilities
                                               Authority, 4.25%, 10/1/37                                        1,037,160
   2,400,000                       BBB/Baa2    Washington Health Care Facilities
                                               Authority, 6.125%, 8/15/37                                       2,638,656
   4,000,000                          NR/WR    Washington Health Care Facilities
                                               Authority, 6.5%, 11/15/33 (Pre-Refunded)                         4,452,240
   5,000,000           5.25          AA/Aa2    Washington Health Care Facilities
                                               Authority, Floating Rate Note, 10/1/33                           5,517,300
   2,500,000                          NR/NR    Washington State Housing Finance
                                               Commission, 5.25%, 1/1/17                                        2,559,675
                                                                                                           --------------
                                                                                                           $   74,299,333
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

-------------------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
   Principal     Rate (c)       Ratings
   Amount ($)    (unaudited)    (unaudited)                                                                Value
-------------------------------------------------------------------------------------------------------------------------
                                               Wisconsin -- 0.5%
   1,430,000                          NR/A1    Adams-Friendship Area School District,
                                               6.5%, 4/1/16                                                $    1,669,582
   3,000,000                          A+/NR    Wisconsin Health & Educational
                                               Facilities Authority, 5.125%, 8/15/35                            3,277,380
                                                                                                           --------------
                                                                                                           $    4,946,962
-------------------------------------------------------------------------------------------------------------------------
                                               Wyoming -- 0.1%
   1,000,000                          A+/NR    County of Laramie Wyoming, 5.0%,
                                               5/1/37                                                      $    1,094,700
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL MUNICIPAL BONDS
                                               (Cost $850,380,776)                                         $  938,128,555
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 Shares
-------------------------------------------------------------------------------------------------------------------------
                                               TEMPORARY CASH INVESTMENT -- 0.8%
   8,000,000                                   BlackRock Liquidity Funds MuniFund
                                               Portfolio                                                   $    8,000,000
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL TEMPORARY CASH INVESTMENT
                                               (Cost $8,000,000)                                           $    8,000,000
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENT IN
                                               SECURITIES -- 98.7%
                                               (Cost $859,020,776) (a)                                     $  946,768,555
-------------------------------------------------------------------------------------------------------------------------
                                               OTHER ASSETS & LIABILITIES -- 1.3%                          $   12,267,163
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL NET ASSETS -- 100.0%                                  $  959,035,718
=========================================================================================================================

(Pre-Refunded)   Pre-refunded bonds have been collateralized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

*                Non-income producing security.

+                Amount rounds to less than 0.1%.

NR               Not rated by either S&P or Moody's.

WR               Rating withdrawn by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2012, the value of these securities amounted to $1,453,965 or 0.2% of total net assets.

(a) At December 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $856,522,010 was as follows:

                   Aggregate gross unrealized gain for all investments in which
                      there is an excess of value over tax cost                                            $  91,962,295
                   Aggregate gross unrealized loss for all investments in which
                      there is an excess of tax cost over value                                               (1,715,750)
                                                                                                           -------------
                   Net unrealized gain                                                                     $  90,246,545
                                                                                                           =============

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 29

(b) Security is issued with a zero coupon. Income is earned through accretion of discount.

(c) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2012 aggregated $242,265,600 and $157,546,372, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2012, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                             Level 1     Level 2         Level 3    Total
--------------------------------------------------------------------------------
Common Stock                 $640,000    $         --    $    --    $    640,000
Municipal Bonds                    --     938,128,555         --     938,128,555
Temporary Cash Investment          --       8,000,000         --       8,000,000
--------------------------------------------------------------------------------
Total                        $640,000    $946,128,555    $    --    $946,768,555
================================================================================

During the year ended December 31, 2012, there were no transfers between Levels 1,2 and 3.

The accompanying notes are an integral part of these financial statements.

30 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

Statement of Assets and Liabilities | 12/31/12

ASSETS:
  Investment in securities (cost $859,020,776)                                                 $ 946,768,555
  Receivables --
      Fund shares sold                                                                             2,866,829
      Interest                                                                                    12,070,061
      Due from Pioneer Investment Management, Inc.                                                     7,103
  Prepaid expenses                                                                                    57,290
-------------------------------------------------------------------------------------------------------------
          Total assets                                                                         $ 961,769,838
=============================================================================================================
LIABILITIES:
  Payables --
      Fund shares repurchased                                                                  $   1,561,597
      Dividends                                                                                      668,130
  Due to custodian                                                                                   252,735
  Due to affiliates                                                                                  170,305
  Accrued expenses                                                                                    81,353
-------------------------------------------------------------------------------------------------------------
          Total liabilities                                                                    $   2,734,120
=============================================================================================================
NET ASSETS:
  Paid-in capital                                                                              $ 987,325,062
  Undistributed net investment income                                                             10,197,743
  Accumulated net realized loss on investments                                                  (126,234,866)
  Net unrealized gain on investments                                                              87,747,779
-------------------------------------------------------------------------------------------------------------
          Total net assets                                                                     $ 959,035,718
=============================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (Based on $824,215,849/56,589,262 shares)                                            $       14.56
  Class B (Based on $3,417,756/236,307 shares)                                                 $       14.46
  Class C (Based on $45,106,455/3,122,734 shares)                                              $       14.44
  Class Y (Based on $86,295,658/5,941,356 shares)                                              $       14.52
MAXIMUM OFFERING PRICE:
  Class A ($14.56 (divided by) 95.5%)                                                          $       15.25
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 31

Statement of Operations

For the Year Ended 12/31/12

INVESTMENT INCOME:
  Interest                                                                   $ 47,696,771
  Dividends                                                                         1,958
-------------------------------------------------------------------------------------------------------------
          Total investment income                                                              $  47,698,729
=============================================================================================================
EXPENSES:
  Management fees                                                            $  4,194,015
  Transfer agent fees
      Class A                                                                     296,132
      Class B                                                                       4,858
      Class C                                                                       8,437
      Class Y                                                                       2,464
  Distribution fees
      Class A                                                                   2,003,383
      Class B                                                                      38,616
      Class C                                                                     421,498
  Shareholder communication expense                                               320,680
  Administrative reimbursements                                                   264,993
  Custodian fees                                                                   16,270
  Registration fees                                                                84,156
  Professional fees                                                                93,157
  Printing expense                                                                 21,969
  Fees and expenses of nonaffiliated trustees                                      36,323
  Miscellaneous                                                                    60,626
-------------------------------------------------------------------------------------------------------------
          Total expenses                                                                       $   7,867,577
          Less fees waived and expenses reimbursed by Pioneer
             Investment Management, Inc.                                                       $    (146,338)
-------------------------------------------------------------------------------------------------------------
          Net expenses                                                                         $   7,721,239
-------------------------------------------------------------------------------------------------------------
             Net investment income                                                             $  39,977,490
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  AND CLASS ACTIONS:
  Net realized gain on:
      Investments                                                            $  2,172,513
      Class actions                                                               870,421      $   3,042,934
-------------------------------------------------------------------------------------------------------------
  Change in net unrealized gain on Investments                                                 $  67,864,836
-------------------------------------------------------------------------------------------------------------
  Net gain on investments                                                                      $  70,907,770
-------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                         $ 110,885,260
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

32 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------
                                                                          Year Ended           Year Ended
                                                                           12/31/12             12/31/11
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                     $  39,977,490        $  39,730,631
Net realized gain (loss) on investments                                       3,042,934          (17,705,612)
Change in net unrealized gain (loss) on investments                          67,864,836           69,621,476
-------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                $ 110,885,260        $  91,646,495
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.54 and $0.60 per share, respectively)                   $ (30,629,957)       $ (33,936,017)
      Class B ($0.41 and $0.48 per share, respectively)                        (113,799)            (205,660)
      Class C ($0.43 and $0.49 per share, respectively)                      (1,291,975)          (1,307,520)
      Class Y ($0.58 and $0.63 per share, respectively)                      (3,102,624)          (3,220,838)
-------------------------------------------------------------------------------------------------------------
          Total distributions to shareowners                              $ (35,138,355)       $ (38,670,035)
-------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                              $ 137,410,078        $ 123,935,441
Reinvestment of distributions                                                25,159,398           26,335,652
Cost of shares repurchased                                                 (154,665,212)        (200,773,983)
-------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from Fund
          share transactions                                              $   7,904,264        $ (50,502,890)
-------------------------------------------------------------------------------------------------------------
      Net increase in net assets                                          $  83,651,169        $   2,473,570
NET ASSETS:
Beginning of year                                                           875,384,549          872,910,979
-------------------------------------------------------------------------------------------------------------
End of year                                                               $ 959,035,718        $ 875,384,549
=============================================================================================================
Undistributed net investment income                                       $  10,197,743        $   4,710,218
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 33

-------------------------------------------------------------------------------------------------------------
                                           '12 Shares     '12 Amount           '11 Shares      '11 Amount
-------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                 6,693,162      $  95,002,400         7,716,963     $ 100,511,196
Reinvestment of distributions               1,605,264         22,792,630         1,914,655        24,592,119
Less shares repurchased                    (8,972,023)      (127,141,766)      (11,998,627)     (153,811,651)
-------------------------------------------------------------------------------------------------------------
      Net decrease                           (673,597)     $  (9,346,736)       (2,367,009)    $ (28,708,336)
=============================================================================================================
Class B
Shares exchanged                                9,465      $     134,342            31,101     $     393,652
Reinvestment of distributions                   6,595             92,776            13,290           168,365
Less shares repurchased                      (107,780)        (1,580,836)         (371,018)       (4,637,405)
-------------------------------------------------------------------------------------------------------------
      Net decrease                            (91,720)     $  (1,353,718)         (326,627)    $  (4,075,388)
=============================================================================================================
Class C
Shares sold                                   884,256      $  12,595,623           715,343     $   9,249,990
Reinvestment of distributions                  67,268            947,915            70,687           900,254
Less shares repurchased                      (675,470)        (9,501,376)       (1,032,237)      (12,922,370)
-------------------------------------------------------------------------------------------------------------
      Net increase (decrease)                 276,054      $   4,042,162          (246,207)    $  (2,772,126)
=============================================================================================================
Class Y
Shares sold                                 2,075,350      $  29,677,713         1,066,581     $  13,780,603
Reinvestment of distributions                  92,847          1,326,077            52,541           674,914
Less shares repurchased                    (1,156,404)       (16,441,234)       (2,329,142)      (29,402,557)
-------------------------------------------------------------------------------------------------------------
      Net increase (decrease)               1,011,793      $  14,562,556        (1,210,020)    $ (14,947,040)
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

34 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------
                                                                Year          Year       Year       Year       Year
                                                                Ended         Ended      Ended      Ended      Ended
                                                                12/31/12      12/31/11   12/31/10   12/31/09   12/31/08
-------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                            $  13.40      $  12.56   $  12.86   $  10.90   $  13.50
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                        $   0.61      $   0.62   $   0.57   $   0.59   $   0.60
   Net realized and unrealized gain (loss) on investments           1.09          0.82      (0.28)      1.99      (2.54)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $   1.70      $   1.44   $   0.29   $   2.58   $  (1.94)
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.54)        (0.60)     (0.59)     (0.61)     (0.59)
   Net realized gain                                                  --            --         --      (0.01)     (0.07)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $   1.16      $   0.84   $  (0.30)  $   1.96   $  (2.60)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  14.56      $  13.40   $  12.56   $  12.86   $  10.90
=========================================================================================================================
Total return*                                                      12.87%(a)     11.73%      2.15%     24.01%    (14.85)%
Ratio of net expenses to average net assets+                        0.82%         0.82%      0.82%      0.82%      0.82%
Ratio of net investment income to average net assets+               4.35%         4.77%      4.55%      4.94%      4.66%
Portfolio turnover rate                                               17%           14%        18%        18%        27%
Net assets, end of period (in thousands)                        $824,216      $767,290   $749,235   $479,599   $353,257
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   0.83%         0.87%      0.85%      0.88%      0.88%
   Net investment income                                            4.33%         4.72%      4.52%      4.88%      4.60%
Ratios with waiver of fees and assumption of expenses
   by the Adviser and reduction for fees paid indirectly:
   Net expenses                                                     0.82%         0.82%      0.82%      0.82%      0.82%
   Net investment income                                            4.35%         4.77%      4.55%      4.94%      4.66%
=========================================================================================================================

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 12.64%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 35

-------------------------------------------------------------------------------------------------------------------------
                                                                        Year        Year     Year      Year     Year
                                                                        Ended       Ended    Ended     Ended    Ended
                                                                        12/31/12    12/31/11 12/31/10  12/31/09 12/31/08
-------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                    $13.30      $12.48   $ 12.78   $10.83   $ 13.41
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                                $ 0.52      $ 0.55   $  0.46   $ 0.50   $  0.48
   Net realized and unrealized gain (loss) on investments                 1.05        0.75     (0.29)    1.96     (2.52)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                      $ 1.57      $ 1.30   $  0.17   $ 2.46   $ (2.04)
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                 (0.41)      (0.48)    (0.47)   (0.50)    (0.47)
   Net realized gain                                                        --          --        --    (0.01)    (0.07)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $ 1.16      $ 0.82   $ (0.30)  $ 1.95   $ (2.58)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $14.46      $13.30   $ 12.48   $12.78   $ 10.83
=========================================================================================================================
Total return*                                                            11.94%(a)   10.63%     1.25%   22.97%   (15.60)%
Ratio of net expenses to average net assets+                              1.72%       1.72%     1.68%    1.71%     1.72%
Ratio of net investment income to average net assets+                     3.46%       3.93%     3.68%    4.06%     3.76%
Portfolio turnover rate                                                     17%         14%       18%      18%       27%
Net assets, end of period (in thousands)                                $3,418      $4,364   $ 8,169   $5,838   $ 5,286
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                         1.75%       1.74%     1.68%    1.71%     1.72%
   Net investment income                                                  3.43%       3.90%     3.68%    4.06%     3.76%
Ratios with waiver of fees and assumption of expenses
   by the Adviser and reduction for fees paid indirectly:
   Net expenses                                                           1.72%       1.72%     1.68%    1.71%     1.72%
   Net investment income                                                  3.46%       3.93%     3.68%    4.06%     3.76%
=========================================================================================================================

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 11.81%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

36 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

-------------------------------------------------------------------------------------------------------------------------
                                                                     Year         Year      Year      Year      Year
                                                                     Ended        Ended     Ended     Ended     Ended
                                                                     12/31/12     12/31/11  12/31/10  12/31/09  12/31/08
-------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                 $ 13.29      $ 12.46   $ 12.77   $ 10.83   $ 13.42
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                             $  0.49      $  0.51   $  0.47   $  0.47   $  0.45
   Net realized and unrealized gain (loss) on investments               1.09         0.81     (0.30)     1.98     (2.48)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                   $  1.58      $  1.32   $  0.17   $  2.45   $ (2.03)
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                               (0.43)       (0.49)    (0.48)    (0.50)    (0.49)
   Net realized gain                                                      --           --        --     (0.01)    (0.07)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $  1.15      $  0.83   $ (0.31)  $  1.94   $ (2.59)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 14.44      $ 13.29   $ 12.46   $ 12.77   $ 10.83
=========================================================================================================================
Total return*                                                          12.03%(a)    10.84%     1.26%    22.93%   (15.56)%
Ratio of net expenses to average net assets+                            1.58%        1.61%     1.60%     1.64%     1.65%
Ratio of net investment income to average net assets+                   3.58%        3.98%     3.78%     4.08%     3.85%
Portfolio turnover rate                                                   17%          14%       18%       18%       27%
Net assets, end of period (in thousands)                             $45,106      $37,834   $38,548   $26,422   $15,157
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                       1.58%        1.61%     1.60%     1.64%     1.65%
   Net investment income                                                3.58%        3.98%     3.78%     4.08%     3.85%
Ratios with waiver of fees and assumption of expenses
   by the Adviser and reduction for fees paid indirectly:
   Net expenses                                                         1.58%        1.61%     1.60%     1.64%     1.65%
   Net investment income                                                3.58%        3.98%     3.78%     4.08%     3.85%
=========================================================================================================================

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 11.87%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 37

-------------------------------------------------------------------------------------------------------------------------
                                                                     Year         Year      Year      Year      Year
                                                                     Ended        Ended     Ended     Ended     Ended
                                                                     12/31/12     12/31/11  12/31/10  12/31/09  12/31/08
-------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                 $ 13.37      $ 12.53   $ 12.84   $ 10.89   $ 13.48
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                             $  0.63      $  0.67   $  0.58   $  0.63   $  0.62
   Net realized and unrealized gain (loss) on investments               1.10         0.80     (0.26)     1.96     (2.51)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                   $  1.73      $  1.47   $  0.32   $  2.59   $ (1.89)
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                               (0.58)       (0.63)    (0.63)    (0.63)    (0.63)
   Net realized gain                                                      --           --        --     (0.01)    (0.07)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $  1.15      $  0.84   $ (0.31)  $  1.95   $ (2.59)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 14.52      $ 13.37   $ 12.53   $ 12.84   $ 10.89
=========================================================================================================================
Total return*                                                          13.12(a)%    12.04%     2.34%    24.22%   (14.56)%
Ratio of net expenses to average net assets+                            0.55%        0.55%     0.55%     0.58%     0.58%
Ratio of net investment income to average net assets+                   4.60%        5.04%     4.81%     5.17%     4.90%
Portfolio turnover rate                                                   17%          14%       18%       18%       27%
Net assets, end of period (in thousands)                             $86,296      $65,896   $76,959   $21,963   $18,571
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                       0.58%        0.57%     0.55%     0.58%     0.58%
   Net investment income                                                4.57%        5.02%     4.80%     5.17%     4.90%
Ratios with waiver of fees and assumption of expenses
   by the Adviser and reduction for fees paid indirectly:
   Net expenses                                                         0.55%        0.55%     0.55%     0.58%     0.58%
   Net investment income                                                4.60%        5.04%     4.81%     5.17%     4.90%
=========================================================================================================================

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 12.85%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+    Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

38 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

Notes to Financial Statements | 12/31/12

1. Organization and Significant Accounting Policies

Pioneer AMT-Free Municipal Fund (the Fund) is one of two series comprising Pioneer Series Trust II, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax as is consistent with the relative stability of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 39

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

     At December 31, 2012, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

40 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

     Discount and premium on debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis over the life of the respective security with a corresponding increase or decrease in the cost basis of the security. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2012, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2012, the Fund reclassified $648,390 to increase undistributed net investment income and $648,390 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At December 31, 2012, the Fund was permitted to carry forward indefinitely $1,355,155 of short-term losses and $14,453,149 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at December 31, 2012, the Fund had a net capital loss carryforward of $110,426,562, of which, the following amounts will expire between 2014 and 2017 if not utilized: $61,017,188 in 2014, $4,164,490 in 2015, $31,743,687 in 2016 and $13,501,197 in 2017. Included
     in this amount is $102,354,489 of capital losses which, as a result of the reorganization with Pioneer Tax Free Income Fund on March 5, 2010 may be subject to limitations imposed by the Internal Revenue Code.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 41

     The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

     ---------------------------------------------------------------------------
                                                            2012            2011
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                 $ 3,293,392     $   649,938
     Tax-exempt income                                31,844,963      38,020,097
     ---------------------------------------------------------------------------
          Total                                      $35,138,355     $38,670,035
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2012:

     ---------------------------------------------------------------------------
                                                                            2012
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed tax-exempt income                              $   7,698,977
     Capital loss carryforward                                     (126,234,866)
     Net unrealized gain                                             90,246,545
     ---------------------------------------------------------------------------
          Total                                                   $ (28,289,344)
     ===========================================================================

     The difference between book basis and tax basis appreciation is attributable to the tax treatment of premium and amortization.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A., (UniCredit), earned $78,592 in underwriting commissions on the sale of Class A shares year ended December 31, 2012.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the year ended December 31, 2012, the Fund recognized gains of $870,421 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

42 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

E.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million; and 0.40% of the excess over $750 million. For the year ended December 31, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.45% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 0.82%, 1.72%, 1.72% and 0.55% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended December 31, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through May 1, 2014. There can be no assurance that PIM will extend the expense limit agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $69,568 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2012.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 43

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended December 31, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $251,143
Class B                                                                    4,034
Class C                                                                   17,410
Class Y                                                                   48,093
--------------------------------------------------------------------------------
  Total                                                                 $320,680
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $72,942 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2012.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $27,795 in distribution fees payable to PFD at December 31, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being

44 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2012, CDSCs in the amount of $25,152 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2012, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2012, the Fund had no borrowings under a credit facility.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust II and Shareowners of Pioneer AMT-Free Municipal Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer AMT-Free Municipal Fund (one of the series comprising the Pioneer Series Trust II (the "Trust")) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer AMT-Free Municipal Fund of the Pioneer Series Trust II at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 25, 2013

46 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer AMT-Free Municipal Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 47 by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one and three year periods ended June 30, 2012, and in the second quintile of its Morningstar category for the five year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees also considered that the Fund's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Fund's benchmark index. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

48 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees noted that the Fund's total net assets as of June 30, 2012 were in excess of the last breakpoint in the management fee schedule. The Trustees considered information that showed that the current management fee schedule for the Fund would remain competitive at higher asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that the Fund's expense ratio was approximately 2.5 basis points higher than the median expense ratio of its Strategic Insight peer group. The Trustees also considered the impact of the Fund's non-management fee expenses on the Fund's expense ratio, including in particular the Fund's shareholder fees and communications expenses.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 49 respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

50 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 51

Independent Trustees

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                       Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (62)         Trustee since 2006.     Chairman and Chief Executive Officer,      Director, Broadridge Financial
Chairman of the Board and    Serves until a          Quadriserv, Inc. (technology products for  Solutions, Inc. (investor
Trustee                      successor trustee is    securities lending industry) (2008 -       communications and securities
                             elected or earlier      present); private investor (2004 - 2008);  processing provider for
                             retirement or removal.  and Senior Executive Vice President, The   financial services industry)
                                                     Bank of New York (financial and            (2009 - present); Director,
                                                     securities services) (1986 - 2004)         Quadriserv, Inc. (2005 -
                                                                                                present); and Commissioner, New
                                                                                                Jersey State Civil Service
                                                                                                Commission (2011 - present)
---------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)           Trustee since 2005.     Managing Partner, Federal City Capital     Director of Enterprise Community
Trustee                      Serves until a          Advisors (corporate advisory services      Investment, Inc. (privately-held
                             successor trustee is    company) (1997 - 2004 and 2008 -           affordable housing finance
                             elected or earlier      present); Interim Chief Executive          company) (1985 - 2010); Director
                             retirement or removal.  Officer, Oxford Analytica, Inc.            of Oxford Analytica, Inc. (2008
                                                     (privately held research and consulting    - present); Director of The
                                                     company) (2010); Executive Vice President  Swiss Helvetia Fund, Inc.
                                                     and Chief Financial Officer, I-trax, Inc.  (closed-end fund) (2010 -
                                                     (publicly traded health care services      present); and Director of New
                                                     company) (2004 - 2007); and Executive      York Mortgage Trust (publicly
                                                     Vice President and Chief Financial         traded mortgage REIT) (2004 -
                                                     Officer, Pedestal Inc. (internet-based     2009, 2012 - present)
                                                     mortgage trading company) (2000 - 2002)
---------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (68)    Trustee since 2008.     William Joseph Maier Professor of          Trustee, Mellon Institutional
Trustee                      Serves until a          Political Economy, Harvard University      Funds Investment Trust and
                             successor trustee is    (1972 - present)                           Mellon Institutional Funds
                             elected or earlier                                                 Master Portfolio (oversaw 17
                             retirement or removal.                                             portfolios in fund complex)
                                                                                                (1989-2008)
---------------------------------------------------------------------------------------------------------------------------------

52 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                       Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)    Trustee since 2004.     Founding Director, Vice President and      None
Trustee                      Serves until a          Corporate Secretary, The Winthrop Group,
                             successor trustee is    Inc. (consulting firm) (1982-present);
                             elected or earlier      Desautels Faculty of Management, McGill
                             retirement or removal.  University (1999 - present); and Manager of Research Operations and Organizational
                                                     Learning, Xerox PARC, Xerox's advance
                                                     research center (1990-1994)
---------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)     Trustee since 2004.     President and Chief Executive Officer,     Director of New America High
Trustee                      Serves until a          Newbury, Piret & Company, Inc.             Income Fund, Inc. (closed-end
                             successor trustee is    (investment banking firm) (1981 - present) investment company) (2004 -
                             elected or earlier                                                 present); and member, Board of
                             retirement or removal.                                             Governors, Investment Company
                                                                                                Institute (2000 - 2006)
---------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)         Trustee since 2004.     Senior Counsel, Sullivan & Cromwell LLP    Director, The Swiss Helvetia
Trustee                      Serves until a          (law firm) (1998 - present); and Partner,  Fund, Inc. (closed-end
                             successor trustee is    Sullivan & Cromwell LLP (prior to 1998)    investment company); and
                             elected or earlier                                                 Director, Invesco, Ltd.
                             retirement or removal.                                             (formerly AMVESCAP, PLC)
                                                                                                (investment manager) (1997-2005)
---------------------------------------------------------------------------------------------------------------------------------

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 53

Interested Trustees

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                  Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                        Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*     Trustee since 2004.     Non-Executive Chairman and a director of    None
Trustee, President and       Serves until a          Pioneer Investment Management USA Inc.
Chief Executive Officer of   successor trustee is    ("PIM-USA"); Chairman and a director of
the Fund                     elected or earlier      Pioneer; Chairman and Director of Pioneer
                             retirement or removal.  Institutional Asset Management, Inc.
                                                     (since 2006); Director of Pioneer
                                                     Alternative Investment Management Limited
                                                     (Dublin) (until October 2011); President
                                                     and a director of Pioneer Alternative
                                                     Investment Management (Bermuda) Limited
                                                     and affiliated funds; Deputy Chairman and
                                                     a director of Pioneer Global Asset
                                                     Management S.p.A. ("PGAM") (until April
                                                     2010); Director of Nano-C, Inc. (since
                                                     2003); Director of Cole Management Inc.
                                                     (2004 - 2011); Director of Fiduciary
                                                     Counseling, Inc. (until December 2011);
                                                     President of all of the Pioneer Funds;
                                                     and Retired Partner, Wilmer Cutler
                                                     Pickering Hale and Dorr LLP
---------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (54)*    Trustee since 2007.     Director, CEO and President of PIM-USA      None
Trustee and Executive Vice   Serves until a          (since February 2007); Director and
President                    successor trustee is    President of Pioneer and Pioneer
                             elected or earlier      Institutional Asset Management, Inc.
                             retirement or removal.  (since February 2007); Executive Vice
                                                     President of all of the Pioneer Funds
                                                     (since March 2007); Director of PGAM
                                                     (2007 - 2010); Head of New Europe
                                                     Division, PGAM (2000 - 2005); Head of New
                                                     Markets Division, PGAM (2005 - 2007)
---------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

50 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

Fund Officers

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                  Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                        Held by Officer
---------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)   Since 2004. Serves at   Vice President and Associate General        None
Secretary                    the discretion of the   Counsel of Pioneer since January 2008 and
                             Board.                  Secretary of all of the Pioneer Funds
                                                     since June 2010; Assistant Secretary of
                                                     all of the Pioneer Funds from September
                                                     2003 to May 2010; and Vice President and
                                                     Senior Counsel of Pioneer from July 2002
                                                     to December 2007
---------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)       Since 2010. Serves at   Fund Governance Director of Pioneer since   None
Assistant Secretary          the discretion of the   December 2006 and Assistant Secretary of
                             Board.                  all the Pioneer Funds since June 2010;
                                                     Manager - Fund Governance of Pioneer from
                                                     December 2003 to November 2006; and Senior
                                                     Paralegal of Pioneer from January 2000 to
                                                     November 2003
---------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)            Since 2010. Serves at   Counsel of Pioneer since June 2007 and      None
Assistant Secretary          the discretion of the   Assistant Secretary of all the Pioneer
                             Board.                  Funds since June 2010; and Vice President
                                                     and Counsel at State Street Bank from
                                                     October 2004 to June 2007
---------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)         Since 2008. Serves at   Vice President - Fund Treasury of Pioneer;  None
Treasurer and Chief          the discretion of the   Treasurer of all of the Pioneer Funds
Financial and Accounting     Board.                  since March 2008; Deputy Treasurer of
Officer of the Fund                                  Pioneer from March 2004 to February 2008;
                                                     and Assistant Treasurer of all of the
                                                     Pioneer Funds from March 2004 to February
                                                     2008
---------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)        Since 2004. Serves at   Assistant Vice President - Fund Treasury    None
Assistant Treasurer          the discretion of the   of Pioneer; and Assistant Treasurer of all
                             Board.                  of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)           Since 2004. Serves at   Fund Accounting Manager - Fund Treasury of  None
Assistant Treasurer          the discretion of the   Pioneer; and Assistant Treasurer of all of
                             Board.                  the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------------

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 55

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                  Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                        Held by Officer
---------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)        Since 2009. Serves at   Fund Administration Manager - Fund          None
Assistant Treasurer          the discretion of the   Treasury of Pioneer since November 2008;
                             Board.                  Assistant Treasurer of all of the Pioneer
                                                     Funds since January 2009; and Client
                                                     Service Manager - Institutional Investor
                                                     Services at State Street Bank from March
                                                     2003 to March 2007
---------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)         Since 2010. Serves at   Chief Compliance Officer of Pioneer and of  None
Chief Compliance Officer     the discretion of the   all the Pioneer Funds since March 2010;
                             Board.                  Director of Adviser and Portfolio
                                                     Compliance at Pioneer since October 2005;
                                                     and Senior Compliance Officer for Columbia
                                                     Management Advisers, Inc. from October
                                                     2003 to October 2005
---------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (41)        Since 2006. Serves at   Director--Transfer Agency Compliance of     None
Anti-Money Laundering        the discretion of the   Pioneer and Anti-Money Laundering Officer
Officer                      Board.                  of all the Pioneer Funds since 2006
---------------------------------------------------------------------------------------------------------------------------------

56 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

                           This page for your notes.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 57

                           This page for your notes.

58 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

                           This page for your notes.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12 59

                           This page for your notes.

60 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investment(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 18644-07-0213

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust's seven series, including fees associated with the initial and routine filings of its Form N-1A, totaled approximately $74,332 in 2012 and $76,172 in 2011.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services provided to the Trust during the fiscal years ended December 31, 2012 and 2011.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $16,580in 2012 and $16,580 in 2011.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Trust during the fiscal years ended December 31, 2012 and 2011.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.

For the years ended December 31, 2012 and 2011, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled $16,580 in 2012 and $16,580 in 2011.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date March 1, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 1, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 1, 2013

* Print the name and title of each signing officer under his or her signature.